AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 22, 1995

                                                       REGISTRATION NO. 33-11204
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 8
                                       TO
                                    FORM S-6

                   ------------------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                             DEFINED ASSET FUNDS--
                               EQUITY INCOME FUND
                            UTILITY STOCK SERIES--10
                         (COMMON AND PREFERRRED STOCKS)
                           (A UNIT INVESTMENT TRUST)

B. NAMES OF DEPOSITORS:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               SMITH BARNEY INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.
                            PAINEWEBBER INCORPORATED

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:


 MERRILL LYNCH, PIERCE,
     FENNER & SMITH
      INCORPORATED
   DEFINED ASSET FUNDS
  POST OFFICE BOX 9051
     PRINCETON, N.J.
       08543-9051                                     SMITH BARNEY INC.
                                                        388 GREENWICH
                                                     STREET--23RD FLOOR
                                                     NEW YORK, NY 10013



  PRUDENTIAL SECURITIES  PAINEWEBBER INCORPORATED DEAN WITTER REYNOLDS INC.
      INCORPORATED          1285 AVENUE OF THE         TWO WORLD TRADE
    ONE SEAPORT PLAZA            AMERICAS            CENTER--59TH FLOOR
    199 WATER STREET       NEW YORK, N.Y. 10019     NEW YORK, N.Y. 10048
  NEW YORK, N.Y. 10292


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


  TERESA KONCICK, ESQ.      LAURIE A. HESSLEIN        DOUGLAS LOWE, ESQ
      P.O. BOX 9051          388 GREENWICH ST.    130 LIBERTY STREET--29TH
     PRINCETON, N.J.       NEW YORK, N.Y. 10013             FLOOR
       08543-9051                                   NEW YORK, N.Y. 10006

                                                         COPIES TO:
   LEE B. SPENCER, JR.       ROBERT E. HOLLEY      PIERRE DE SAINT PHALLE,
    ONE SEAPORT PLAZA        1200 HARBOR BLVD.              ESQ.
    199 WATER STREET       WEEHAWKEN, N.J. 07087    450 LEXINGTON AVENUE
 NEW YORK, N.Y. 10292 .                             NEW YORK, N.Y. 10017


The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and filed the Rule 24f-2 Notice for the most recent fiscal year on February 17, 1995.

Check box if it is proposed that this filing will become effective on December 1, 1995 pursuant to paragraph (b) of Rule 485. / x /

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                                                   DEFINED ASSET FUNDSSM
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EQUITY INCOME FUND            The objective of this Defined Fund is current
UTILITY COMMON                income by investing in a diversified portfolio of
STOCK SERIES--10              publicly traded common stocks and, to a lesser
(COMMON AND PREFERRED STOCKS) extent, preferred stocks issued primarily by
(A UNIT INVESTMENT            domestic gas and electric public utility
TRUST)                        companies.
------------------------------The common stocks included in the Portfolio were
-- MONTHLY INCOME             selected for high dividend current yield. In the
-- PROFESSIONAL SELECTION     opinion of the Sponsors, as of the initial date of
-- DIVERSIFICATION            deposit, these stocks had limited potential for
-- REINVESTMENT OPTION        dividend growth over the intermediate term.
                              There is no assurance that the Fund's objective will be met, because the payment of dividends and preservation of capital depend on several factors, including the financial condition of the issuers of the common stocks in the Portfolio and declaration of dividends by those issuers. The value of units will fluctuate with the value of the common stocks in the Portfolio.
                              Minimum purchase in individual transactions: 1,000
                              Units.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY EQUITY INCOME FUND
Pierce, Fenner & Smith         PROSPECTUS PART B.
Incorporated                   INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.              PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Prudential Securities          REFERENCE.
Incorporated                   INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Dean Witter Reynolds Inc.      1-800-221-7771.
PaineWebber Incorporated       PROSPECTUS DATED DECEMBER 1, 1995.

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Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
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Defining Your Portfolio
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The Portfolio contains 13 common stocks and 8 preferred stocks issued by gas and electric public utility companies. The common stocks included in the Portfolio were selected for their high current dividend yields. In the opinion of Defined Asset Funds research analysts on the initial date of deposit, which was May 27, 1987 these stocks had limited potential for dividend growth over the intermediate term. The information in this prospectus is as of August 31, 1995, the evaluation date.

MONTHLY INCOME DISTRIBUTIONS

The Fund pays monthly income, even though the Securities generally pay dividends quarterly. Monthly distributions of dividends are payable on the 25th of the month to holders of record on the 10th day of the month. In order to meet certain tax requirements, a special distribution of income including capital gains, may be paid to holders of record as of a date in December. Any capital gain net income will generally be distributed after the end of the year.
It is expected that the proceeds of the sale or redemption of securities will not be distributed but will be reinvested in additional securities. To the extent these proceeds are available for distribution, they will be distributed on the next distribution day.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of the Portfolio. Reinvesting helps to compound your income for a greater total return.

TAXES

Distributions which are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes and may, subject to certain limitations, be eligible for the dividends-received deduction for certain corporations (see Taxes in Part B.)

MANDATORY TERMINATION DATE

The Portfolio will terminate by May 1, 2012. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited. On the evaluation date, the value of the Portfolio was 26% of the value of the securities when deposited.
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Defining Your Investment
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PUBLIC OFFERING PRICE PER 1,000 UNITS                   $857.42

The Public Offering Price as of August 31, 1995, the evaluation date, is based on the aggregate value of the underlying securities ($29,686,064) and any cash held to purchase securities, divided by the number of units outstanding (32,253,917) times 1,000, plus a maximum sales charge of 4.50%. The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

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Defining Your Risks
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The Portfolio is considered to be 'concentrated' in stocks of public utility companies and is therefore dependent on revenues from those particular activities. In addition, 57% of the Portfolio represents issuers associated with nuclear generating facilities. (See Risk Factors in Part B.)

Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio will be affected by changes in the financial condition of the issuers, changes in the public utility industry, general economic conditions, movements in stock prices generally, the impact of the Sponsors' purchase and sale of the securities and other factors. Further distributions of income on the underlying securities will generally depend upon the declaration of dividends by the issuers, and there can be no assurance that the issuers of securities will pay dividends or that the current level of dividends can be maintained or increased. Therefore, there is no guarantee that the objective of the Portfolio will be achieved. Also, the value of equity securities issued by utilities, because of their higher yields, might be more adversely affected by a reduction in the dividends-received deduction than equity securities generally.

Unlike a mutual fund, the Portfolio is not actively managed and the Sponsors receive no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not necessarily require the sale of securities from the Portfolio or mean that the Sponsors will not continue to purchase the Security in order to create additional Units. Although the Portfolio is regularly reviewed and evaluated and Sponsors may instruct the Trustee to sell securities under certain limited circumstances, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.
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Defining Your Costs
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SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay


                                                           As a %
                                                     of Secondary
                                                           Market
                                                           Public
                                                    Offering Price
                                                    -----------------
Maximum Sales Charge                                         4.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                    Amount per
                                                   1,000 Units
                                                  ---------------
Trustee's Fee                                        $    0.02
Maximum Portfolio Supervision, Bookkeeping and
  Administrative Fees                                $    0.01
Other Operating Expenses                             $    1.62
                                                  ---------------
TOTAL                                                $    1.65


SELLING YOUR INVESTMENT

You may sell or redeem your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of the evaluation date was $818.84 per 1,000 units ($38.58 per 1,000 units less than the Public Offering Price).

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 UTILITY STOCK SERIES - 10

 REPORT OF INDEPENDENT ACCOUNTANTS

 The Sponsors, Trustee and Holders
   of Defined Asset Funds - Equity Income Fund,
   Utility Stock Series - 10:

 We have audited the accompanying statement of condition of Defined Asset Funds - Equity Income Fund, Utility Stock Series - 10, including the portfolio, as of August 31, 1995 and the related statements of operations and of changes in net assets for the years ended August
 31, 1995, 1994 and 1993. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at August 31, 1995, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Equity Income Fund, Utility Stock Series - 10 at August 31, 1995 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.


 DELOITTE & TOUCHE LLP

 New York, N.Y.
 October 30, 1995

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 UTILITY STOCK SERIES - 10

 STATEMENT OF CONDITION
 AS OF AUGUST 31, 1995

 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $23,487,186) (Note 1)...................                $29,686,064
   Dividends receivable............................                    228,201
   Receivable from securities sold or redeemed.....                     87,162
                                                                 ______________

             Total trust property..................                 30,001,427


 LESS LIABILITIES:
   Redemptions payable.............................       88,444
   Advance from Trustee............................      170,911
                                                    ____________
             Total liabilities.....................                    259,355
                                                                 ______________

 NET ASSETS, REPRESENTED BY:
   36,253,917 units of fractional undivided
     interest outstanding (Note 4).................  $29,685,983
   Undistributed net investment income.............       56,089
                                                    ____________
                                                                   $29,742,072
                                                                 ==============

 UNIT VALUE ($29,742,072/36,253,917 units).........                    $.82038
                                                                 ==============


                           See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 UTILITY STOCK SERIES - 10

 STATEMENTS OF OPERATIONS
                                                 ........Years Ended August 31,..........
                                                    1995          1994          1993
                                                    ----          ----          ----
 INVESTMENT INCOME:
   Dividend income...............................$2,193,619   $ 2,848,463    $3,914,438
   Trustee's fees and expenses...................   (48,364)      (52,950)      (61,494)
   Sponsors' fees ...............................   (13,665)      (13,536)      (14,901)
                                                 ________________________________________

   Net investment income......................... 2,131,590     2,781,977     3,838,043
                                                 ________________________________________

 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Realized gain on securities sold or
     redeemed (Note 2)........................... 4,809,047     2,302,468     1,393,302
   Unrealized appreciation (depreciation)
     of investments..............................(2,535,530)  (11,061,696)    4,465,330
                                                 ________________________________________

   Net realized and unrealized gain (loss) on
     investments................................. 2,273,517    (8,759,228)    5,858,632
                                                 ________________________________________

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...............................$4,405,107   $(5,977,251)   $9,696,675
                                                 ========================================

                             See Notes to Financial Statements.

DEFINED ASSET FUNDS - EQUITY INCOME FUND,
UTILITY STOCK SERIES - 10

STATEMENTS OF CHANGES IN NET ASSETS
                                                .........Years Ended August 31,..........
                                                    1995          1994          1993
                                                    ----          ----          ----
OPERATIONS:
  Net investment income.........................$ 2,131,590   $ 2,781,977   $ 3,838,043
  Realized gain on securities sold
     or redeemed................................  4,809,047     2,302,468     1,393,302
  Unrealized appreciation (depreciation) of
     investments................................ (2,535,530)  (11,061,696)    4,465,330
                                                _________________________________________

  Net increase in net assets resulting
     from operations............................  4,405,107    (5,977,251)    9,696,675
                                                _________________________________________

DISTRIBUTIONS TO HOLDERS (Note 2):
  Income........................................ (2,196,484)   (2,835,842)   (3,757,924)
  Principal..................................... (2,253,290)   (3,970,908)   (4,929,122)
                                                _________________________________________

  Total distributions........................... (4,449,774)   (6,806,750)   (8,687,046)
                                                _________________________________________

CAPITAL SHARE TRANSACTIONS - Redemptions of
  5,334,162, 9,943,966 and 3,105,344 and units,
  respectively.................................. (4,203,820)   (9,614,553)   (3,262,713)
                                                _________________________________________

NET DECREASE IN NET ASSETS...................... (4,248,487)  (22,398,554)   (2,253,084)

NET ASSETS AT BEGINNING OF YEAR................. 33,990,559    56,389,113    58,642,197
                                                _________________________________________

NET ASSETS AT END OF YEAR.......................$29,742,072   $33,990,559   $56,389,113
                                                =========================================












PER UNIT:
  Income distributions during year..............    $.05603       $.06164       $.07026
                                                =========================================
  Principal distributions during year...........    $.05523       $.08715       $.09195
                                                =========================================
  Net asset value at end of year................    $.82038       $.81731      $1.09425
                                                =========================================

TRUST UNITS OUTSTANDING AT END OF YEAR.......... 36,253,917    41,588,079    51,532,045
                                                =========================================

                              See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 UTILITY STOCK SERIES - 10

 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit
     Investment Trust. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities. See "Redemption - Computation of Redemption Price Per Unit" in this Prospectus, Part B.

     (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

     (c) Dividend income is recorded on the ex-dividend date.

  2. OTHER INCOME

     Realized gain for the year ended August 31, 1994 includes a litigation settlement of $54,063 from The Public Service Company of New Mexico.

  3. DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month.
     Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Administration of the Fund" in this Prospectus, Part B.

  4. NET CAPITAL

     Cost of 36,253,917 units at Date of Deposit.................  $35,784,876
     Less sales charge...........................................    1,610,306
                                                                _______________
     Net amount applicable to Holders............................   34,174,570
     Redemptions of units - net cost of 82,785,532 units
       redeemed less redemption amounts..........................    4,529,390
     Realized gain on securities sold or redeemed................    1,810,529
     Principal distributions.....................................  (17,027,384)
     Net unrealized appreciation of investments..................    6,198,878
                                                                _______________
     Net capital applicable to Holders...........................  $29,685,983
                                                                ===============
  5. INCOME TAXES

     As of August 31, 1995, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $6,198,878, of which $6,463,543 related to appreciated securities and $264,665 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $23,487,186 at August 31, 1995.

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 UTILITY STOCK SERIES - 10

 NOTES TO FINANCIAL STATEMENTS

  6. REINVESTMENT PROGRAM

     Holders may reinvest in the Fund any monthly distributions and distributions of net realized capital gains by participating in the Fund's reinvestment program. see "Reinvestment Plan" in this Prospectus, part B.

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 UTILITY STOCK SERIES - 10

 PORTFOLIO
 AS OF AUGUST 31, 1995
                                                              Par(P)
                                                           Stated(S) or
                                                           Liquidated(L)

                                                              Value           Current Annual
                                        Number         _________________      or Indicated   Optional
 Portfolio No. and Title of              of         Per                      Dividend Per   Redemption
          Securities                    Shares      Share         Total         Share(2)    Provisions(3)      Cost         Value(1)
         __________                    _______      _____      ___________    ____________  _____________      ________     ________












COMMON STOCKS:
 1 American Electric Power Co.          34,100                                    $2.40                     $ 1,165,367   $1,163,663
 2 Boston Edison Co.                    54,100                                     1.82                       1,314,457    1,386,312
 3 Carolina Power & Light Co.           46,500                                     1.76                         757,608    1,424,062
 4 Central Southwest Corp.              58,200                                     1.72                       1,688,861    1,425,900
 5 Cinergy Corp.(4)                    114,450                                     1.72                       1,923,738    2,932,781
 6 DPL, Inc.                           129,759                                     1.24                       1,453,391    2,887,138
 7 Dominion Res. Inc. VA                62,050                                     2.58                       1,848,057    2,241,556
 8 Houston Inds. Inc.                   31,600                                     3.00                       1,202,380    1,339,050
 9 Illinova Corp.                       59,800                                     1.00                       1,326,065    1,502,475
10 Southern Co.                         64,400                                     1.22                         722,806    1,360,450
11 Texas Utilities Elec. Co.            40,200                                     3.08                       1,256,116    1,396,950
12 Union Elec. Co.                      52,000                                     2.44                       1,216,687    1,852,500
13 United Illuminating Co.              40,000                                     2.82                       1,222,000    1,340,000
                                      ________                                                              ___________  ___________
                                       787,159                                                              $17,097,533  $22,252,837

PREFERRED STOCKS:
14 Consumers Pwr. Co., $7.76             2,950      100(L)    $  295,000           7.76      Currently          212,400      266,238
    Cumulative Preference Stock,
    Ser. G
15 Louisiana Pwr. & Lt. Co., 12.64%     19,461       25(P)       486,525           3.16      Currently          495,821      554,639
    Cumulative Preferred Stock
16 Niagara Mohawk Pwr. Corp.,            9,600      100(L)       960,000           7.72      Currently          711,966      796,800
    7.72% Cumulative Preferred
    Stock, Ser. A
17 Niagara Mohawk Pwr. Corp.,           12,000      100(L)     1,200,000           4.85      Currently          583,256      636,000
    4.85% Cumulative Preferred
    Stock, Ser. E
18 Niagara Mohawk Pwr. Corp.,           24,200      100(L)     2,420,000           5.25      Currently        1,288,092    1,409,650
    5.25% Cumulative Preferred
    Stock, Ser. G
19 Niagara Mohawk Pwr. Corp.,           12,000      100(L)     1,200,000           6.10      Currently          716,917      795,000
    6.10% Cumulative Preferred
    Stock, Ser. H

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 UTILITY STOCK SERIES - 10

 PORTFOLIO
 AS OF AUGUST 31, 1995
                                                              Par(P)
                                                           Stated(S) or
                                                           Liquidated(L)
                                                                                 Value     Current Annual
                                        Number         _________________      or Indicated   Optional
 Portfolio No. and Title of              of         Per                      Dividend Per   Redemption











          Securities                    Shares      Share         Total         Share(2)    Provisions(3)      Cost         Value(1)
         __________                    _______      _____      ___________    ____________  _____________      ________     ________

20 Ohio Edison Co., 8.20%               17,200      100(L)    $1,720,000           8.20      Currently      $ 1,383,676   $1,728,600
    Cumulative Preferred Stock,
    Ser. H

21 Peco Energy Co., 3.80%               24,200      100(P)     2,420,000           3.80      Currently          997,525    1,246,300
    Cumulative Preferred Stock,
    Ser. A
                                       _______                                                                _________   __________
                                       121,611                                                                6,389,653    7,433,227
                                       _______                                                                _________   __________

Total                                  908,770                                                              $23,487,186  $29,686,064
                                     =========                                                              ===========  ===========

                                        See Notes to Portfolio.

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 UTILITY STOCK SERIES - 10

 NOTES TO PORTFOLIO
 AS OF AUGUST 31, 1995

(1) See Note 1 to Financial Statements.

(2) Based on the latest quarterly or semi-annual declaration.

(3) Commencing on date indicated. Sinking fund redemptions are all at par or stated value. Optional refunding redemptions which may be exercised in whole or in part were originally at the par amount or stated or liquidation value indicated in the table, then subsequently at prices declining to par amount or stated value or liquidation value. The Optional Refunding table is calculated based on the par value of each share of preferred stock in the portfolio. Certain income of the Fund may be optionally redeemed prior to the date indicated in certain circumstances not involving refunding operations. Some of the preferred stocks may have mandatory sinking funds which also contain optional provisions permitting the issuer to increase the number of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will occur at times when the redeemed preferred stocks have a value which represents a premium over par or stated value. To the extent that the preferred stocks were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Monthly distributions will generally be reduced by the amount of income which would otherwise have been paid with respect to redeemed preferred stock. The par or stated value and any premium received upon redemption will be deposited in the Capital Account for reinvestment in substitute Securities, distribution to Holders or to satisfy redemption requests. The income of the Fund in this event may be affected by redemptions.
    The tax effect on Holders of redemptions and resultant distributions is described under "Description of the Fund - Taxes" in Part B of this Prospectus.

(4) The name of Cincinati Gas and Electric Company was changed to Cinergy
    Corp.
                                       D - 9

                         AUTHORIZATION FOR REINVESTMENT
                    DEFINED ASSET FUNDS--EQUITY INCOME FUND
                            UTILITY STOCK SERIES--10
/ / Yes, I want to participate in the Fund's Reinvestment Plan and purchase additional Units of the Fund each month.
     I hereby acknowledge receipt of the Prospectus for Defined Asset Funds--Equity Income Fund, Utility Stock Series--10 and authorize The Bank of New York to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Bank of New York).


          Income distributions
                  (check one):         / / in cash      / / reinvested
                       Capital
          distributions (check
                         one):         / / in cash      / / reinvested


Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                            NO POSTAGE
FIRST CLASS PERMIT NO. 1313 NEW YORK, N.Y.                      NECESSARY
                                                                IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                IN THE
          DEFINED ASSET FUNDS--EQUITY INCOME FUND             UNITED STATES
          UTILITY STOCK SERIES--10
          THE BANK OF NEW YORK
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974
          WALL STREET STATION
          NEW YORK, N.Y. 10268-0974


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                    DEFINED ASSET FUNDS--EQUITY INCOME FUND
                               PROSPECTUS--PART B
                              UTILITY STOCK SERIES
                                 CONCEPT SERIES
                      SECOND EXCHANGE SERIES--AT&T SHARES
                  S&P 500 INDEX (FIRST MONTHLY PAYMENT SERIES)
                                S&P 500 TRUST 2
                                S&P MIDCAP TRUST
                               INCOME GROWTH FUND
  NOTE: PART B OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY
                                    PART A.
                                     INDEX

                                                        PAGE
                                                      ---------
FUND SUMMARY........................................          1
RISK FACTORS........................................          2
  GAS AND ELECTRIC PUBLIC UTILITIES.................          3
  THE TELECOMMUNICATIONS INDUSTRY...................          5
  REGIONAL CONCENTRATIONS--NORTHWEST INVESTMENT
       TRUST........................................          7
  NATURAL GAS COMPANIES.............................          8
  THE FOOD AND BEVERAGE INDUSTRY....................          8
  FOREIGN ISSUERS...................................          9
  S&P 500 INDEX AND S&P MIDCAP TRUST                         11
  LITIGATION AND LEGISLATION........................         13
DESCRIPTION OF THE FUND.............................         13

                                                        PAGE
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TAXES...............................................         18
RETIREMENT PLANS....................................         21
HOW TO BUY..........................................         21
HOW TO SELL.........................................         22
EXPENSES AND CHARGES................................         23
ADMINISTRATION OF THE FUND..........................         23
TRUST INDENTURE.....................................         26
MISCELLANEOUS.......................................         27
EXCHANGE OPTION.....................................         30
SECONDARY MARKET SALES CHARGE SCHEDULE                      A-1
EXCHANGE FUNDS......................................        B-1


FUND SUMMARY

     RISK FACTORS. Certain Securities from time to time may be sold under certain circumstances described herein, and additional Securities may be deposited in the Fund; accordingly, no assurance can be given that the Fund will retain for any length of time its present size and composition (see Description of the Fund--The Portfolio; Redemption; Administration of the Fund--Portfolio Supervision). Investment in the Fund should be made with an understanding that the value of the underlying Portfolio may fluctuate in accordance with changes in the financial condition of the issuers of the Securities in the Portfolio, the value of the Stocks generally, the impact of the Sponsors' buying and selling of Securities and other factors. Distributions of income will generally depend upon the declaration of dividends by the issuers of the Securities in the Portfolio and the declaration of any such dividends depends upon several factors including the financial condition of such issuers and general economic conditions; there can be no assurance that the issuers of the Securities will pay dividends (see Risk Factors).

     DISTRIBUTIONS. Holders of Units of UTILITY STOCK SERIES and SECOND EXCHANGE SERIES--AT&T SHARES may elect to have their distributions representing dividends reinvested in whole or fractional Units of the Fund (see Administration of the Fund--Reinvestment Plan). Holders electing to reinvest their dividends will receive additional Units and therefore will own a greater percentage of the Fund than Holders who receive their distributions in cash. For UTILITY STOCK SERIES ONLY, it is anticipated that cash for distributions, to a certain extent, will be generated by sales of Securities received by the Fund under reinvestment plans of the issuers of the Securities. This may result in an increase in the distributions. Distributions of any capital gain net income (i.e., the excess of capital gains over capital losses) recognized by the Fund in any taxable year will be made annually and shortly after the end of the year. These distributions may be invested in additional Units of the Fund. It is anticipated that the proceeds of sale or redemption of Securities will not be distributed but will be reinvested in additional Securities (see Administration of the Fund--Accounts and Distributions).

     With respect to SECOND EXCHANGE SERIES--AT&T SHARES, dividend income, securities received under reinvestment plans of the issuers of Securities and proceeds from the sale or redemption of Securities (after deducting expenses) will be distributed to Holders, unless a Holder elects to participate in the Reinvestment Plan.

     THE PUBLIC OFFERING PRICE of the Units is equal to the aggregate value of the underlying Securities divided by the number of Units outstanding. A sales charge (set forth under Investment Summary in Part A) and cash adjustments are added. The Public Offering Price on the date of this Prospectus or on any subsequent date will vary from the Public Offering Price set forth under Investment Summary in Part A. (See Public Sale of Units-- Public Offering Price.) Units offered hereby are issued-and-outstanding Units which have been purchased by the Sponsors in the secondary market or from the Trustee following tender for redemption. Any profit or loss resulting from the sale of these Units will accrue to the Sponsors; no proceeds from the sale will be received by the Fund.

     TAXATION. With the EXCEPTION OF SECOND EXCHANGE SERIES--AT&T SHARES (see Taxes, Section B.), the Fund intends to qualify as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code') (see Taxes). Distributions from the Fund which are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes but will be eligible for the dividends-received deduction for many corporations only to the extent of qualifying dividends received by the Fund (see Taxes, Section A). In the opinion of special counsel to the Sponsors, each Holder of the SECOND EXCHANGE SERIES--AT&T SHARES will be considered the owner of a pro rata portion of each Security in the Fund, and will be considered to have received all the dividends paid on his pro rata portion of each Security when received by the Fund. (see Taxes, Section B).

     MARKET FOR UNITS. The Sponsors, though not obligated to do so, intend to maintain a secondary market for Units based for most Series on the aggregate value of the underlying Securities (see Market for Units). So long as the Sponsors are maintaining a secondary market at prices not less than the Redemption Price per Unit, they will repurchase any Units tendered for redemption. If this market is not maintained, a Holder will be able to dispose of his Units through redemption at prices also based on the aggregate value of the underlying Securities (see Redemption). Market conditions may cause the prices available in the market maintained by the Sponsors or available upon exercise of redemption rights to be more or less than the amount paid for Units.

     TERMINATION--CONCEPT SERIES are structured so that they will terminate no later than approximately 30 days prior to the Mandatory Termination Date set forth under Investment Summary in Part A. Securities will begin to be sold in connection with the termination of the Fund and all Securities will be sold by the Mandatory Termination Date. The Unit Investment Trusts division of Merrill Lynch, Pierce, Fenner & Smith, Inc. ('Merrill Lynch'), as Agent for the Sponsors, will determine the manner, timing and execution of the sales of the underlying Securities. The Agent for the Sponsors will attempt to sell the securities as quickly as it can during the Liquidation Period without in its judgment materially adversely affecting the market price of the Securities, but all of the Securities will in any event be disposed of by the end of the Liquidation Period. During the Liquidation Period, Holders will be at risk to the extent that securities are not sold; for this reason the Agent for the Sponsors will be inclined to sell the Securities in as short a period as it can without materially adversely affecting the price of the Securities. (See Administration of the Fund--Termination--Concept Series.)

RISK FACTORS

     An investment in Units of the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of the issuers of the Securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the Securities and thus in the value of the Units) or the risk that holders of common stocks have a right to receive payments from the issuers of those stocks that is generally inferior to that of creditors, holders of the issuer's debt obligations or holders of the issuer's preferred stock. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

     Holders of common stocks of the type held by the Portfolio have a right to receive dividends only when, if and to the extent declared by the issuer's board of directors. Common stockholders participate in amounts available for distribution by the issuer only after all other claims on the issuer have been satisfied. Common stocks thus do not represent an obligation of the issuer, do not offer any assurance of income and do not provide the degree of protection of capital of debt securities. Indeed, the issuance of debt securities or even preferred stock will create prior claims for payment of principal, interest, liquidation preferences and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Holders of preferred stocks have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks. For that reason, preferred stocks entail less risk than common stocks. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, the issuance of debt securities or senior issues of preferred stock may create prior claims for payment of principal, interest and dividends which could adversely affect the ability of the issuer to pay dividends or the rights of holders of preferred stock with respect to the assets of the issuer upon liquidation. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), neither preferred nor common stocks have a fixed principal amount or a maturity, and both have values which are subject to market fluctuations for as long as the stocks remain outstanding. The value of the Securities in the Portfolio thus may be expected to fluctuate over the entire life of the Fund to values higher or lower than those prevailing on the Initial Date of Deposit.

     In addition, certain of the issuers in some Funds may be considered emerging growth companies. Investors in these Funds should consider and carefully evaluate the special risk factors inherent in investing in equity securities of companies characterized by a rapid rate of growth. Emerging growth companies may be thinly capitalized and, consequently, may be more susceptible to general market fluctuations than companies with greater capitalization because the stock of emerging growth companies may trade at higher price-to-earnings multiples than the stock of more established companies. Additionally, emerging growth companies may be more likely to reinvest profits into operations and thus less likely to pay regular dividends than mature corporations. The lack of a regular dividend may be a factor in inducing volatility in a stock's trading price.

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

     Investors should note that additional Units may be offered to the public subsequent to the Initial Date of Deposit and that the creation of additional Units may have an effect upon the value of previously existing Units. To create additional Units the Sponsors may deposit cash with instructions to purchase Securities (or a bank letter of credit in lieu of cash) in amounts sufficient to maintain to the extent practicable (exactly, in the case of Second Exchange Series--AT&T Shares) the percentage relationship among the number of shares of each Security based on the price of the Securities at the Evaluation Time on the date the cash is deposited. To the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security and the time the cash is used to purchase the Security, Units will represent less or more of that Security and more or less of the other Securities in the Fund. Holders will therefore bear a price fluctuation risk that they would not bear if the Security had been purchased on the date cash was deposited with instructions to purchase the Security.

In addition, brokerage fees incurred in purchasing Securities with cash deposited with instructions to purchase the Securities will be an expense of the Fund. Thus price fluctuations during this period and payment of any brokerage fees by the Fund will affect the value of every Holder's Units and the income per Unit received by the Fund. In particular, Holders who purchased Units during the primary offering period of the Units would experience a dilution of their investment as a result of any brokerage fees paid by the Fund during subsequent deposits of additional Securities purchased with cash deposited with instructions to purchase Securities.

     The Fund may be considered to be concentrated in a certain industry. The percentage of any concentration is set forth under Investment Summary in Part A. An investment in Units of the Fund should be made with an understanding of the risks which this investment may entail, certain of which are described below.

GAS AND ELECTRIC PUBLIC UTILITIES

     The ability of utilities to pay dividends on their common stock is dependent on various factors, including the rates they may charge their customers, the demand for their services and the cost of providing those services. Utilities, in particular investor-owned utilities, are subject to extensive regulation relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags and disallowances in granting rate increases. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations.

      The demand for a utility's services is influenced by , among other factors, competition, weather conditions and economic conditions. Electric utilities, for example have experienced increased competition as a result of the availability of other energy sources, the effects of conservation on the use of electricity, self-generation by industrial customers, and the generation of electricity by co-generators and other independent power producers. Also, increased competition will result if federal regulators determine that utilities must open their transmission lines to competitors. Utilities which distribute natural gas also are subject to competition from alternative fuels, including fuel oil, propane and coal and the impact of deregulation.

      The utility industry is an increasing cost business making the cost of generating electricity more expensive and heightening its sensitivity to regulation. A utility's costs are influenced by its cost of capital, the availability and cost of fuel and other factors. There can be no assurance that a utility will be able to pass on these increased costs to customers through increased rates. Utilities incur substantial capital expenditures for plant and equipment. In the future they will also incur increasing capital and operating expenses to comply with environmental legislation such as the Clean Air Act of 1990, and other energy, licensing and other laws and regulations relating to, among other things, air emissions, the quality of drinking water, waste water discharge, solid and hazardous substance handling and disposal, and siting and licensing of facilities. Environmental legislation and regulations are changing rapidly and are the subject of current public policy debate and legislative proposals. It is increasingly likely that many utilities will be subject to more stringent environmental standards in the future that could result in significant capital expenditures. Future legislation and regulation could include, among other things, regulating of so-called electromagnetic fields associated with electric transmission and distribution lines as well as emissions of carbon dioxide and other so-called greenhouse gases associated with the burning of fossil fuels. Compliance with these requirements may limit a utility's operations or require substantial investments in new equipment and, as a result, may adversely affect a utility's results of operations.

     The electric utility industry in general is subject to various external and additional factors including (a) the effects of inflation upon the costs of operation and construction, (b) uncertainties in predicting future load requirements, (c) increased financing requirements coupled with limited availability of capital, (d) exposure to cancellation and penalty charges on new generating units under construction, (e) problems of cost and availability of fuel, (f) litigation and proposed legislation designed to delay or prevent construction of generating and other facilities, (g) the uncertain effects of conservation on the use of electric energy, (h) regulatory, political and consumer resistance to rate increases and
(i) increased competition as a result of the availability of other energy sources and state deregulation efforts. These factors may delay the construction and increase the cost of new facilities, limit the use of, or necessitate costly modifications to, existing facilities, impair the access of electric utilities to credit markets, or substantially increase the cost of credit for electric generating facilities. The Sponsors cannot predict at this time the ultimate effect of such factors on the issuers represented in the Fund.

     The National Energy Policy Act ('NEPA'), which became law in October, 1992, makes it mandatory for a utility to permit non-utility generators of electricity access to its transmission system for wholesale customers, thereby increasing competition for electric utilities. NEPA also mandated demand-side management policies to be considered by utilities. NEPA prohibits the Federal Energy Regulatory Commission from mandating electric utilities to engage in retail wheeling, which is competition among suppliers of electric generation to provide electricity to retail customers (particularly industrial retail customers) of a utility. However, under NEPA, a state can mandate retail wheeling under certain conditions. California, Michigan, New Mexico and Ohio have instituted investigations into the possible introduction of retail wheeling within their respective states which could foster competition among the utilities. Retail wheeling might result in the issue of stranded investment (investment in assets previously allowed to be recovered in base rates), thus hampering a utility's ability to pay.

     There is concern by the public, the scientific community, and the U.S. Congress regarding environmental damage resulting from the use of fossil fuels. Congressional support for the increased regulation of air, water, and soil contaminants is building and there are a number of pending or recently enacted legislative proposals which may affect the electric utility industry. In particular, on November 15, 1990, legislation was signed into law that substantially revises the Clean Air Act (the '1990 Amendments'). The 1990 Amendments seek to improve the ambient air quality throughout the United States by the year 2000. A main feature of the 1990 Amendments is the reduction of sulphur dioxide and nitrogen oxide emissions caused by electric utility power plants, particularly those fueled by coal. Under the 1990 Amendments the U.S. Environmental Protection Agency ('EPA') must develop limits for nitrogen oxide emissions by 1993. The sulphur dioxide reduction will be achieved in two phases. Phase I addresses specific generating units named in the 1990 Amendments. In Phase II the total U.S. emissions will be capped at 8.9 million tons by the year 2000. The 1990 Amendments contain provisions for allocating allowances to power plants based on historical or calculated levels. An allowance is defined as the authorization to emit one ton of sulphur dioxide.

     The 1990 Amendments also provide for possible further regulation of toxic air emissions from electric generating units pending the results of several federal government studies to be presented to Congress by the end of 1995 with respect to anticipated hazards to public health, available corrective technologies, and mercury toxicity.

     Electric utilities which own or operate nuclear power plants are exposed to risks inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decommissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental, operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence. The Nuclear Regulatory Commission has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs. Since there have been very few nuclear plants decommissioned to date, these estimates may be unrealistic.

     The Public Utility Holding Company Act of 1935 (the '1935 Act') regulates, among other things, certain acquisitions of voting securities of electric utility companies and gas utility companies by any one who is an 'affiliate' of a public utility company (a person or organized group of persons that directly or indirectly owns, controls or holds with power to vote 5% or more of the outstanding voting securities of a public utility company). In addition, the 1935 Act requires a 'holding company' (among other categories, a company which directly or indirectly owns, controls or holds with power to vote 10% or more of the outstanding voting securities of a public utility company or a 'holding company') to register as such with the Securities and Exchange Commission and be otherwise subject to certain restrictions on the acquisition of securities and other interests in public utility companies. In order to avoid becoming an 'affiliate', the Fund has adopted an investment restriction that it will not purchase securities of a public utility company if by reason thereof the Fund would hold 5% or more of the outstanding voting securities of the issuer. Nevertheless, if the Fund were considered to be a member of an organized group of persons, the 1935 Act might limit the Fund's acquisition of the voting securities of public utility companies by reason of the control by the group of 5% or more of the voting securities of a public utility company. The Sponsors believe that even if the Fund were appropriately included in a group, it is unlikely that the holdings of such a group would aggregate as much as 5% of the voting securities of any public utility company.

THE TELECOMMUNICATIONS INDUSTRY

     The telecommunications industry is subject to varying degrees of regulatory, political and economic risk which may affect the price of the stocks of companies involved in such industry. Such risks depend on a number of factors including the country in which a company is located. Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and technological advances as well as other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. In addition, companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because of its limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete.

     United States. The Portfolio may be concentrated in stocks of companies that are engaged in providing local, long-distance and cellular services, in the manufacture of telecommunications products and in a wide range of other activities including directory publishing, information systems and the operation of voice, data and video telecommunications networks. Technological innovations in fiber optics, cellular products and services, voice messaging, call waiting and automatic dialing offer additional potential for significant expansion. Advances like formation of a national cellular grid should also contribute to the anticipated growth of this industry. The Fund may contain securities of the Regional Bell Holding Companies ('RBOCs') which were spun off from AT&T in 1984 pursuant to approval of the U.S. District Court for the District of Columbia (the 'Court'), implementing a consent decree relating to antitrust proceedings brought by the U.S. Department of Justice. The RBOCs include: Ameritech Corporation, Bell Atlantic Corporation, BellSouth Corporation, NYNEX Corporation, Pacific Telesis Group, Southwestern Bell Corporation and U.S. West, Inc. These companies provide near monopoly local and intrastate telephone service as well as cellular and other generally unregulated services. This sector was emphasized in the Portfolio to obtain the greater yields available relative to the other sectors, as well as a more predictable but slower earnings growth. The Fund also contains the securities of certain independent telephone companies which are subject to regulation by the Federal Communications Commission (the 'FCC') and state utility commissions but not subject to the consent decree binding the RBOCs and AT&T and of certain long-distance telecommunications carriers, certain telecommunications equipment manufacturers and certain non-U.S. companies which provide telecommunications services or equipment mainly outside the United States. International communications facilities in the United States are also subject to the jurisdiction of the FCC, and the provision of service to foreign countries is subject to the approval of the FCC and the appropriate foreign governmental agencies.

     In accordance with the consent decree, the RBOCs provide local telephone service, including exchange access for long-distance companies, and may provide directory advertising and new customer equipment. Many of the RBOCs, pursuant to waivers, may also engage in a broad range of businesses including foreign consulting, servicing computers and marketing or leasing office equipment. AT&T provides interexchange long distance telephone service in competition with numerous other providers and certain other products, services and customer equipment.

     The Court's order approving the consent decree provided for periodic reviews of the restrictions imposed by it. In April 1990, a Federal appeals court directed the Court to review its ruling that restricts RBOC involvement in the information services business and to determine whether removal of the information services restriction would be in the public interest. On July 25, 1991, the Court lifted the information services ban. Other portions of the consent decree are being litigated. As RBOCs are released from the restrictions of the 1984 divestiture decree, they and other telephone companies are being freed to create new products, services and businesses. For example, a federal district court recently permitted Bell Atlantic to enter the cable business. Bills have been introduced in the U.S. House of Representatives and the Senate that would require the RBOCs to pass a competitive market test and also allow them to enter the long-distance market.

     The independent telephone companies, like the RBOCs, provide local telecommunications services, but operate in a more limited area. These companies are not subject to the consent decree and therefore can provide the full range of telecommunications services including local exchange services, the installation of business systems, telephone consulting, the manufacture of telecommunications equipment, operation of voice and data networks and directory publishing. Cellular service is providing an increasing component of the revenues of the RBOCs and independent telephone companies. Both the RBOCs and independents are subject to regulation by the FCC and state regulatory authorities. The FCC also has the power to regulate the types of telecommunications equipment which may be used and therefore may affect the business of companies in the manufacturing of telecommunications equipment. Long-distance companies which provide long-distance telecommunications services are subject to regulation by the FCC. The long-distance industry is consolidating into larger carriers.

     Certain telecommunications services have in the past been fairly resistant to recession with the exception of long-distance carriers. The Sponsors believe that companies in the telephone business may remain resistant to recession in the next few years and may experience some growth in access lines and message units. Cellular telephone service should continue to expand, although at lesser rates of growth than in the recent past. Also, ongoing technological change may lead to an increase in the development of new services such as voice messaging, call screening and automatic dialing and the demand for business services such as the use of fax machines and the movement of data information should continue to grow.

     Business conditions of the telecommunications industry may affect the ability of the issuers of the Securities in the Fund to meet their obligations. The FCC and certain state utility regulators have introduced certain incentive plans such as price-cap regulation which apply to certain portions of the business of certain local exchange carriers. Price-cap regulation offers local exchange carriers an opportunity to share in higher earnings provided they become more efficient. These new approaches to regulation by the FCC and various state or other regulatory agencies result in increased competition, and could lead to greater risks as well as greater rewards for operating telephone companies. Technology has tended to offset the effects of inflation and is expected to continue to do so. Under traditional regulation, continuing cost increases, to the extent not offset by improved productivity and revenues from increased volume of business, would result in a decreasing rate of return and a continuing need for rate increases. Although allowance is generally made in ratemaking proceedings for cost increases, delays may be experienced in obtaining the necessary rate increases and there can be no assurance that the regulatory commissions in the future will grant rate increases adequate to cover operating and other expenses and debt service requirements. The long-distance industry has been increasingly opened to competition over the last number of years. As a result, the major long-distance companies compete actively for market share. Indeed, to meet increasing competition, telephone companies will have to commit substantial capital, technological and marketing resources.

     Cellular and cable companies provide wireless services including paging, dispatch and cellular services throughout the U.S. Most of the RBOCs, as well as long distance companies, are seeking to increase their share of the cellular market in view of perceived future growth prospects. It is unclear what effect, if any, increased competition between wireless and traditional services will have on the telecommunications industry. Other potential competition for local service has also developed. The deregulated cellular telephone industry has a limited operating history and there is significant uncertainty regarding its future, particularly with regard to increased competition, the continued growth in the number of customers, the usage and pricing of cellular services, and the cost of providing cellular services, including the cost of attracting new customers, developing new technology and the ability to obtain licenses to provide cellular services. Recent industry developments may provide increased competition and reduced revenues from cellular service for RBOCs and independent telephone companies. The uncertain outcomes of future labor agreements and employee and retiree benefit costs may also have a negative impact on profitability. Telephone usage, and therefore revenues, could also be adversely affected by any sustained economic recession. Each of these problems would adversely affect the profitability of the telecommunications issuers of the Securities in the Fund and their ability to meet their obligations.

     Telecommunications equipment companies design, manufacture, and distribute telecommunication equipment such as central office switching equipment, switches, displays, mobile and cellular equipment and systems, network transmission equipment, PBXs, satellite, microwave, antennas, and digital communication networks. Growth of these companies may result from telephone service industry expansion, modernization requirements and possible new technology such as interactive television. As less developed countries modernize their telecommunications infrastructure, the demand for these products increases. This segment of the industry is subject to rapidly changing technology and the risk of technological obsolescence although it is generally not subject to regulation as other telecommunications services are.

     In addition, the portfolio may contain securities issued by telephone companies which provide telecommunications services or equipment outside the United States; these companies are subject to regulation by foreign governments or governmental authorities which have broad authority regulating the provision of telecommunications services and the use of certain telecommunication equipment. Consequently, certain Securities in the Fund may be affected by the rules and regulations adopted by regulatory agencies in other countries from time to time.

     Foreign Telecommunications Issues. Many European and Asian telephone systems appear to have significant growth potential. The international sector in the Portfolio consists predominantly of former government-owned telecommunications systems that have been privatized in stages. Most are similar to AT&T before 1984 in their dominance of local, long-distance and international service within their country. As governments privatize their systems by selling stock to the public, telephone service is likely to expand and, as a result of greater efficiency, potentially become more profitable. On the other hand, the countries are allowing more companies to compete with the recently privatized companies. Many of these companies have expanded into other countries.

     The Sponsors believe there is significant potential for expansion of telephone services in foreign countries. The following chart, from a 1993 Value Line Investment Survey based on various company reports, shows the number of telephone lines in comparison to population of selected countries. Of course, there can be no assurance of whether or when telephone service in these countries will expand or its effects on the non-U.S. companies represented in a Portfolio.

                  TELEPHONE DENSITY LINES PER 100 INHABITANTS

                                  INSERT CHART

   SOURCE: VALUE LINE INVESTMENT SURVEY, COPYRIGHT 1993. ALL RIGHTS RESERVED.
                            REPRINTED BY PERMISSION.

REGIONAL CONCENTRATIONS--NORTHWEST INVESTMENT TRUST

     The information set forth below is based on various governmental and private publications, but no representation can be made as to its accuracy; furthermore, no representation is made that any correlation exists among the local economy of the Pacific Northwest region and the value of any of the Securities held by the Fund.

     The Pacific Northwest region, including the states of Washington, Oregon, Idaho, Montanta and Alaska, continued its overall economic growth in 1993 and the first part of 1994. The rate of economic growth, however, varied throughout the region. Idaho lead the region in wage and salary employment growth in 1993, ranking as the second fastest growing state in the nation during the year. Oregon experienced wage and salary growth in 1993 of 2.8 percent, with especially strong growth in the service and trade sectors. Washington showed slower growth, particularly in the Seattle metropolitan area, which experienced one of the lowest rates of wage and salary growth in the state. The employment reductions at The Boeing Company, the region's largest industrial employer, indicate continued economic uncertainty in 1994.

     Resource sectors of the economy in the Pacific Northwest that historically were sources of growth are not currently positioned to add to the long-term rate of growth of the economy, although this sector demonstrated a short-term growth in employment in the first part of 1994 because of a temporary increase in timber prices. The timber and forest products industry, the largest industry in the region, nonetheless showed continuing signs of

---------------
 * While the are no securities of Mexican companies represented in the Portfolio, certain of the RBOCs have significant investments in the Mexican telecommunications industry.

** Hong Kong Telecommunications, Ltd. has existing business relationships with adjacent provinces of the Peoples Republic of China ('PRC') and derives a significant amount of its revenues from the PRC. In addition, the Sponsors view the company as a gateway to the PRC and expect revenues from the PRC to continue to grow as the anticipated union with the PRC in 1997 approaches.

weakness, and reductions in employment earlier in 1993, with the supply of timber in the region reduced by environmental concerns. Similarly, the availability of low-cost hydroelectric power may be reduced because of concerns over the survival of salmon species in the Columbia River Basin. New hydroelectric dam constructiion has been largely curtailed, and the operation of existing dams has been restricted.

     The region continued to benefit, however, from a number of economic factors in the last year, including substantial immigration from other areas of the United States, especially from California, which experienced an economic decline. Economists project that the well-educated work force and quality of life available in the Pacific Northwest will remain stronger than in the U.S. as a whole, continuing the inflow of new residents and business. The aerospace industry centered in the Puget Sound area suffered from the continued shrinking backlog of orders at Boeing; this downturn has continued to have an adverse effect on the economy of the State of Washington in 1994, especially in the Puget Sound area in the western part of the State. The high-technology companies based in Seattle, Portland and Boise, saw their markets grow in 1993 and 1994, led by Microsoft and other computer software companies. The Pacific Northwest, the region of the United States that depends most heavily on international trade, is also well positioned for expanding Pacific Rim trade.

NATURAL GAS COMPANIES

     The Portfolio may be concentrated in common stocks of companies engaged in the exploration and production, transmission or distribution of natural gas. These may include integrated natural gas companies that explore for and produce natural gas and transport and deliver it to customers; natural gas transmission companies, commonly called pipelines, that sell at wholesale to other pipelines and to distribution companies; natural gas distribution companies that service residential, commercial and industrial customers; natural gas exploration and production companies; and drilling companies that service natural gas exploration and production companies. These companies derive or are expected to derive at least 25% of their sales and operating income from the natural gas industry. Factors which the Sponsors believe may increase demand for natural gas include the encouragement of the use of natural gas by the recent amendments to the Clean Air Act, the cleanliness of natural gas as a fuel coupled with the increased concern about the environment, use by electric utilities of natural gas as a primary fuel source as a result of the repeal of the Fuel Use Act in 1987 and the increased use of natural gas in co-generation of electricity. The profitability of natural gas operations could be enhanced by the 1990 amendments to the Clean Air Act, which should increase demand for natural gas products by electric utilities and other energy consumers. The Commerce Department predicts that natural gas will be a growing source of energy during the 1990s, because of projected higher costs for oil and because natural gas is a cleaner burning fuel. The transportation industry may make increased use of natural gas in order to meet more stringent mileage and emissions requirements. There are significant constraints on increased use of natural gas, however, including a potential need for additional pipelines. Additionally, companies involved in natural gas processing may experience difficulties in the long term if product prices do not keep pace with potential increases in gas costs.

     Natural gas utilities are generally subject to extensive regulation by state utility commissions or by the Federal Energy Regulatory Commission ('FERC'), in the case of pipeline companies, which, for example, establish the rates that may be charged and the appropriate rate of return on an approved asset base. FERC, through Order 636, unbundles natural gas services and allows for additional competition. Certain natural gas utilities have had difficulty from time to time in persuading regulators, who are subject to political pressures, to grant rate increases necessary to maintain an adequate return on investment and voters in many states have the ability to influence limits on rate adjustments (for example, through election of utilities commissioners, by initiative or by referendum). Any unexpected limitations could negatively affect the profitability of natural gas utilities. In addition, gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation from their customers, on the one hand, or suppliers, on the other.

     General problems of the natural gas utility industry include difficulty in obtaining timely and adequate rate increases, recovery of take-or-pay costs, the uncertainty of transmission service costs for both interstate and intrastate transactions, changes in tax laws which adversely affect a natural gas utility's ability to operate profitably, reduced demand for natural gas in certain areas of the country, competition from electricity and oil in the residential and commercial markets, restrictions on operations and increased insurance premiums and other costs and delays attributable to environmental considerations, uncertain availability and increased cost of capital and availability and cost of natural gas for resale. Pipeline companies may be subject to increased competition because of approval by FERC of the construction of new pipelines and delays because of the need to obtain FERC approval of new gas contracts. The natural gas utility business is highly seasonal and weather sensitive. In addition, natural gas competes directly with oil for industrial uses and large industries have retained the flexibility to switch from natural gas to oil; consequently, a fall in oil prices could prevent natural gas prices from rising or result in a loss of customers because of conversions to oil. Natural gas competes with coal in the utility market as a boiler fuel. Exploration and production companies could be impacted in a period of declining natural gas prices. Further, any future scientific advances concerning new sources of energy and fuels or legislative changes with respect to the energy industry or the environment could have a negative impact on the natural gas industry. And, while legislation has recently been enacted to deregulate certain aspects of the natural gas industry, no assurances can be given that new or additional regulations will not be adopted. Each of the problems referred to could adversely affect the financial stability of the issuers of any natural gas stocks in the Trust.

THE FOOD AND BEVERAGE INDUSTRY

     The Portfolio may be concentrated in stocks of the food and beverage industry, including manufacturers of packaged foods, processors of agricultural products, beverage companies and food distributors. There are many factors that may have an adverse impact on the value of the stocks of these companies and their ability to pay dividends. These factors include the sensitivity of revenues, earnings, and financial condition to economic conditions, changing consumer demands or preferences, fluctuations in the prices of agricultural commodities, fluctuations in the cost of other raw materials such as packaging, and the effects of inflation on pricing flexibility. The revenues and earnings of these companies can also be affected by extensive competition that can result in lost sales or in lower margins resulting from efforts to maintain market share. Food and beverage companies are also subject to regulation under various federal laws--such as the Food, Drug, and Cosmetic Act--as well as state, local and foreign laws and regulations. Costs associated with complying with changing regulatory restrictions, such as food labeling requirements, could adversely affect earnings. Food and beverage companies are also becoming increasingly exposed to risk associated with international operation, including foreign currency fluctuations and future political and economic developments in other countries. Other risk factors include potential deterioration in financial condition resulting from litigation related to product liability, accidents, or trademark or patent disputes; unfunded pension liability; changing accounting standards, such as Statement of Financial Accounting Standard No. 106, which requires accrual accounting for postretirement benefits other than pensions; and leveraged buyouts, takeovers, or recapitalizations.

FOREIGN ISSUERS

     Investments in Funds including securities of foreign issuers involve investment risks that are different in some respects from an investment in a fund that invests partially or entirely in securities of domestic issuers. Those investment risks include future political and economic developments and the possible establishment of exchange controls or other governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements such as those applicable to domestic issuers. However, the Sponsors anticipate that adequate information will be available to allow the Sponsors to supervise the Portfolio as set forth in Administration of the Fund--Portfolio Supervision. The percentage of foreign issuers represented in the Fund, if any, is set forth under Investment Summary in Part A.

     Securities issued by non-U.S. issuers whose earnings are stated in foreign currencies may pay dividends in foreign currencies, and even if purchased by the Fund in American Depositary Receipt ('ADR') form in the United States, are principally traded in foreign currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for those securities of issuers whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Moreover, for those Securities that are ADRs, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Securities. In addition, the rights of holders of ADRs may be different than those of holders of the underlying shares, and the market for ADRs may be less liquid than that for the underlying shares.

     ADRs evidence American Depositary Shares which, in turn, represent common stock deposited with a custodian in a depositary. ADRs may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the ADR holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. ADRs are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

     Foreign Exchange Rates. A Portfolio of non-U.S. dollar denominated securities involves investment risks that are substantially different from an investment in a fund which invests in U.S. dollar denominated securities. This is because the United States dollar value of the Portfolio (and hence of the Units) and of the distributions from the Fund will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

     Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well--particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

     The Trustee and Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Trustee or the Evaluator may not be indicative of the amount in U.S. dollars the Fund would receive had the Trustee sold any particular currency in the market.

     Any foreign exchange transactions of the Fund may be concluded by the Trustee with foreign exchange dealers acting as principals either on a spot (i.e., cash) buying basis or on a forward foreign exchange basis on the date the Fund is entitled to receive the applicable foreign currency. These forward foreign exchange transactions will generally be of as short a duration as practicable and will generally settle on the date of receipt of the applicable foreign currency involving specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio and income received on the Securities, or the sale and redemption of Units of the Fund. These transactions are accomplished by contracting to purchase or sell a specific currency at a future date and price set at the time of the contract. The cost to the Fund of engaging in these foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, fees or commissions are not normally involved. Although foreign exchange dealers trade on a net basis they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price). The relevant exchange rate used for evaluations of the Securities will include the cost of buying or selling, as the case may be, of a seven-day forward foreign exchange contract in the relevant currency to correspond to the requirement that Units when purchased settle on a regular basis and that the Trustee settle redemption requests in United States dollars within seven days.

     Exchange Controls. On the basis of the best information available to the Sponsors at the present time, none of the Securities, except as indicated under Investment Summary in Part A, is subject to exchange control restrictions under existing law which would materially interfere with payment to the Fund of amounts due on the Securities either because the particular jurisdictions have not adopted any currency regulations of this type or because the issues qualify for an exemption or the Fund, as an extraterritorial investor, has qualified its purchase of the Securities as exempt by following applicable 'validation' or similar regulatory or exemptive procedures. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to the Fund.

     In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Portfolio and on the ability of the Fund to satisfy its obligation to redeem Units tendered to the Trustee for redemption (see Redemption).

     Liquidity. Certain of the Securities may have been purchased in ADR form in United States dollars. However, foreign securities which are not available in ADR form generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of the Act. Sales of non-exempt Securities by the Fund in United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by the Fund will generally be effected only in foreign securities markets. Although the Sponsors do not believe that the Fund will encounter obstacles in disposing of the Securities, investors should realize that many of the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. To the extent the liquidity of these markets becomes impaired, the value of the Fund could be adversely affected if a substantial volume of requests for redemption of Units (should redemptions be necessary despite the market making activities of the Sponsors) are received at or about the same time. This might occur, for example, as a result of economic or political turmoil in a country in whose currency the Fund had a substantial portion of its assets invested, or should relations between the United States and such foreign country deteriorate markedly. Even though the Securities are listed, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to any Sponsor. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

THE S&P 500 INDEX AND THE S&P MIDCAP INDEX

     The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. This well-known index, originally consisting of 233 stocks in 1923, was expanded to 500 stocks in 1957 and was restructured in 1976 to a composite consisting of industrial, utility, financial and transportation market sectors. It contains a variety of companies with diverse capitalization, market-value weighted to represent the overall market. The index represents approximately 68% of U.S. stock market capitalization. At present, the mean market capitalization of the companies in the S&P 500 Index is approximately $3,321 billion.

     The following table shows the performance of the S&P 500 Index for 1960 through 1993. Stock prices fluctuated widely during the period and were higher at the end than at the beginning. The results shown should not be considered as a representation of the income yield or capital gain or loss which may be generated by the S&P 500 Index in the future.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    YEAR-END INDEX
                                                                 YEAR-END                                           VALUE DIVIDENDS
                                                  YEAR-END      INDEX VALUE    CHANGE IN INDEX   AVERAGE YIELD FOR    REINVESTED
YEAR                                            INDEX VALUE*     1960=100         FOR YEAR             YEAR*          1960=100**
-----------------------------------------------------------------------------------------------------------------------------------
1960..........................................        58.11         100.00        --       %              3.47%           100.00
1961..........................................        71.55         123.13            23.13               2.98            126.88
1962..........................................        63.10         108.59        --  11.81               3.37            115.89
1963..........................................        75.02         129.10            18.89               3.17            142.27
1964..........................................        84.75         145.84            12.97               3.01            165.64

1965..........................................        92.43         159.06             9.06               3.00            186.28
1966..........................................        80.33         138.24        --  13.09               3.40            167.62
1967..........................................        96.47         166.01            20.09               3.20            207.64
1968..........................................       103.86         178.73             7.66               3.07            230.57
1969..........................................        92.06         158.42        --  11.36               3.24            211.20
1970..........................................        92.15         158.58             0.10               3.83            219.42
1971..........................................       102.09         175.68            10.79               3.14            250.62
1972..........................................       118.05         203.15            15.63               2.84            298.14
1973..........................................        97.55         167.87        --  17.37               3.06            254.40
1974..........................................        68.56         117.98        --  29.72               4.47            187.47
1975..........................................        90.19         155.21            31.55               4.31            257.09
1976..........................................       107.46         184.93            19.15               3.77            318.30
1977..........................................        95.10         163.66        --  11.50               4.62            295.42
1978..........................................        96.11         165.39             1.06               5.28            314.68
1979..........................................       107.94         185.75            12.31               5.47            372.74
1980..........................................       135.76         233.63            25.77               5.26            493.76
1981..........................................       122.55         210.89        --   9.73               5.20            468.94
1982..........................................       140.64         242.02            14.76               5.81            569.48
1983..........................................       164.93         283.82            17.27               4.40            696.93
1984..........................................       167.24         287.80             1.40               4.64            739.44
1985..........................................       211.28         363.59            26.33               4.25            972.88
1986..........................................       242.17         416.75            14.62               3.49          1,153.45
1987..........................................       247.08         425.19             2.03               3.08          1,212.28
1988..........................................       277.72         477.92            12.40               3.64          1,413.63
1989..........................................       353.40         608.15            27.25               3.13          1,604.35
1990..........................................       330.22         568.27        --   6.56               3.61          1,553.23
1991..........................................       417.09         717.78            26.31               3.70          2,034.11
1992..........................................       435.71         749.79             4.46               2.97          2,189.92
1993..........................................       466.45         802.70             7.06               2.78          2,721.45

---------------
 *Source: Standard & Poor's Corporation. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the Index.
**Assumes that cash distributions on the securities which comprise the S&P 500
  Index are treated as reinvested in the S&P 500 Index as of the end of each calendar quarter following the payment of the dividend. Because the Fund is sold to the public, and reinvestment (when elected) is made, at net asset value plus the applicable sales charge and the expenses of the Fund are deducted before making distributions to Holders, investment in the Fund would have resulted in investment performance to Holders somewhat reduced from that reflected in the above table. In addition certain Holders may not elect to participate in the Reinvestment Plan and to that extent cash distributions representing dividends on the Index Stocks may not be reinvested in other Index
  Stocks.

     The S&P MidCap Index is composed of 400 selected common stocks of which, as of December 31, 1993, 262 were listed on the New York Stock Exchange, 11 were listed on the American Stock Exchange and 127 were quoted on the NASDAQ National Market System. The MidCap Index Stocks were chosen for market size, liquidity and industry group representation. As of December 31, 1993, industrial stocks accounted for approximately 66.7% of S&P MidCap Index market capitalization, utilities approximately 14.7%, financial stocks approximately 15% and transportation stocks approximately 2.9%. The capitalizations of individual companies ranged from about $93 million to over $6,936 billion; the mean market capitalization of the companies in the S&P MidCap Index was approximately $1,128 billion. The S&P MidCap Index was created June 5, 1991 and would have had a total return, with monthly reinvested dividends, of 50.10% for the year if the Index had been in existence for the entire year. The total return for 1993 was 13.95%.

     The chart below compares the relative total returns of the S&P 500 Index, the S&P Midcap Index (although the Midcap Index was not created until June 5,
1991) and of over 2,000 small company stocks (as measured by

Ibbotson Associates) for the three years ended December 31, 1993. Of course, past performance is no indication of future results. Performance of the index will vary from the Trust because of Trust expenses (including brokers' commissions), and sales charges, and the fact that the Trust may not be fully invested or invested in the same weightings as the index at all times. These figures reflect the reinvestment of dividends on a monthly basis.


              CUMULATIVE RETURNS*, 3 YEARS ENDED DECEMBER 31, 1993
               (VALUE OF $5,000 INVESTED AT BEGINNING OF PERIOD)
                                                                        SMALL COMPANY
  $11,000         --                                                      STOCKS**

   10,500         --                                                     $10,791.48

                                                  S&P MIDCAP
   10,000         --                                 INDEX

    9,500         --                               $9,571.32
    9,000         --
    8,500         --

    8,000         --      S&P 500 INDEX

    7,500         --        $7,728.27
    7,000         --
    6,500         --                         * Returns for the indices reflect reinvested
                                             dividends but
                                             not commissions or taxes, nor Trust 2.25%
                                             sales charges
                                             or expenses, which could reduce the
                                             performance quoted.
    6,000         --                         The Trust's average annualized return
                                             (reflecting sales
                                             charges and expenses) were 10.18% for 1993
                                             and 8.82%
                                             since inception.

    5,500         --                         ** As measured by Ibbotson Associates' index
                                             of 2,000+
                                             stocks
    5,000         --

     The weightings of stocks in the S&P 500 Index and the S&P MidCap Index are primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding. The S&P 500 Index and the S&P MidCap Index together represented approximately 78% of the total market capitalization of stocks traded in the United States, as of March 31, 1994. Stocks are generally selected for the Portfolios in the order of their weightings in the relevant Index, beginning with the heaviest-weighted stocks. The percentage of each Trust's assets invested in each stock is approximately the same as the percentage it represents in the relevant Index.

     Subject to market conditions, the Sponsors may create additional S&P 500 or S&P MidCap Index Series of the Equity Income Fund. The Fund has entered into license agreements with Standard & Poor's Corporation (the 'License Agreements'), under which the Fund is granted licenses to use the trademarks and tradenames 'S&P 500', 'Standard & Poors MidCap 400 Index' and other trademarks and tradenames, to the extent the Sponsors deem appropriate and desirable under federal and state securities laws to indicate the source of the Indices as a basis for determining the composition of the Fund's investment portfolios. As consideration for the grant of the license, each Trust will pay to Standard & Poor's Corporation an annual fee equal to .02% of the average net asset value of the Trust (or, if greater, $10,000). The License Agreements permit the Fund to substitute another index for the S&P 500 Index or the S&P MidCap Index in the event that Standard & Poor's Corporation ceases to compile and publish that Index. In addition, if either Index ceases to be compiled or made available or the anticipated correlations between the Trusts and the applicable Index is not maintained, the Sponsors may direct that the affected Trust continue to be operated using the S&P 500 Index or the S&P MidCap Index (as the case may be) as it existed on the last date on which it was available or may direct that the applicable Indenture be terminated (see Administration of the Fund--Amendment and Termination).

     Neither the Fund nor the Holders is entitled to any rights whatsoever under the foregoing licensing arrangements or to use any of the covered trademarks or to use the S&P 500 Index or the S&P MidCap Index, except as specifically described herein or as may be specified in the Indentures.

     Standard and Poor's Corporation's only relationship to the Fund is the licensing of the right to use the S&P 500 Index and the S&P MidCap Index as bases for determining the composition of the Fund and to use the related trademarks and tradenames in the name of the Fund and in the Prospectus and related sales literature to the extent that the Sponsors deem appropriate or desirable under Federal and state securities laws and to indicate the source of the S&P 500 Index or the S&P MidCap Index. The S&P 500 Index and the S&P MidCap Index are determined, comprised and calculated without regard to the Fund. Standard and Poor's Corporation shall have no obligation to take the needs of the Fund or its Holders into consideration in determining, comprising or calculating the S&P 500 Index or the S&P MidCap Index. Standard and Poor's Corporation is not responsible for and shall not participate in sales of Units or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Securities shall be made.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX AND THE S&P MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSORS, THE FUNDS, ANY PERSON OR ANY ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE S&P 500 INDEX OR THE S&P MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     Information on the S&P 500 Index and the S&P MidCap Index contained in this Prospectus, as further updated, may also be included from time to time in other prospectuses or in advertising material. The performance of a Trust or of either Index (provided information is also given reflecting the performance of the

Trust in comparison to that Index) may also be compared to the performance of money managers as reported in SEI Fund Evaluation Survey (the leading data base of tax-exempt assets consisting of over 4,000 portfolios with total assets of $250 billion) or of mutual funds as reported by Lipper Analytical Services Inc. (which calculates total return using actual dividends on ex-dates accumulated for the quarter and reinvested at quarter end), Money Magazine Fund Watch (which rates fund performance over a specified time period after sales charge and assuming all dividends reinvested) or Wiesenberger Investment Companies Service (which states fund performance annually on a total return basis) or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (unmanaged indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks) or the NASDAQ Composite Index (an unmanaged index of over-the-counter stocks) or similar measurement standards during the same period of time.

LITIGATION AND LEGISLATION

     From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. Enactment into law of a proposal to reduce the rate would adversely affect the after-tax return to investors who can take advantage of the deduction. Holders are urged to consult their own tax advisers. Further, at any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to the Securities in the Fund or the issuers of the Securities. There can be no assurance that future litigation or legislation will not have a material adverse effect on the Fund or will not impair the ability of issuers to achieve their business goals.

DESCRIPTION OF THE FUND

THE PORTFOLIO

     The Portfolio consists of those Stocks listed under Portfolio in Part A. In addition up to 10 percent of the value of the Portfolio of any UTILITY COMMON STOCK SERIES may consist of Other Fund Units of previously-issued Utility Common Stock Series ('Other Funds') sponsored and underwritten by certain of the Sponsors and acquired by the Sponsors in the secondary market. The Other Fund Units represent interests in Securities in the portfolios of the Other Funds. (See Investment Summary in Part A for a summary of particular matters relating to the Portfolio.) The portfolios underlying any Other Fund Units deposited with the Trustee (no one of which on the Date of Deposit represented more than 5%, and all of which represented less than 10%, of the aggregate value of the Portfolio) are substantially similar to that of the Fund. The percentage of the Portfolio, if any, represented by Other Fund Units at the Evaluation Date is set forth under Investment Summary in Part A. The investment objectives of the Other Funds are similar to the investment objective of the Fund, and the Sponsors and Trustee of the Other Funds have responsibilities and authority paralleling in most important respects those described in this Prospectus and receive fees not greater than those described herein.

     The Fund consists of the Securities listed under Portfolio in Part A (including any Replacement Securities and Additional Securities deposited in the Fund in connection with the sale of additional Units to the public as described under Fund Structure above) as long as they may continue to be held from time to time in the Fund together with accrued and undistributed income therefrom and undistributed and uninvested cash realized from the disposition of Securities (see Administration of the Fund--Portfolio Supervision). Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities. However, should any contract to be deposited in connection with the sale of additional Units fail (a 'Failed Security'), the Sponsors shall, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, plus the attributable Cost of Securities to Fund listed under Portfolio in Part A, unless substantially all of the moneys held in the Fund to cover such purchase are reinvested in additional or replacement Securities in accordance with the Indenture (see Administration of the Fund--Portfolio Supervision).

     The Indenture authorizes the Sponsors to increase the size and the number of Units of the Fund by the deposit of Additional Securities and the issue of a corresponding number of additional Units subsequent to the Initial Date of Deposit (see Fund Structure). In addition, Securities may be sold under certain circumstances (see Redemption; Administration of the Fund--Portfolio Supervision). As a result, the aggregate value of the Securities in the Portfolio will vary over time.

     On the Evaluation Date each Unit represented the fractional undivided interest in the Securities plus net income of the Fund set forth under Investment Summary in Part A. Thereafter, if any Units are redeemed by the Trustee, the aggregate value of Securities in the Fund will be reduced by amounts allocable to redeemed Units, and the fractional undivided interest represented by each Unit in the balance will be increased. However, if additional Units are issued by the Fund, the aggregate value of Securities in the Fund will be increased by amounts allocable to additional Units, and the fractional undivided interest represented by each Unit in the balance will be decreased. Units will remain outstanding until redeemed upon tender to the Trustee by any Holder (which may include the Sponsors) or until the termination of the Indenture (see Redemption; Termination).

SELECTION CRITERIA

     In selecting Stocks for deposit into a Fund, Defined Asset Funds research analysts employed a multi-step screening process which included review of the fundamental creditworthiness of the particular issuer and liquidity of the issue and review of the ratings assigned to a particular stock by other investment professionals. Certain additional factors were considered for each individual Series type; some of these factors are discussed below. Of course, because of the considerations discussed above under Risk Factors, there can be no assurance of the existence or continuance of any trend anticipated by the Sponsors.

     UTILITY STOCK SERIES: The Stocks were selected considering the following factors, among others: (i) the quality of the Stocks (based upon a judgment as to the possible risk of dividend impairment and as to the potential for dividend growth), (ii) the yield and price of the Stocks relative to other public utility stocks of comparable quality and (iii) the variety of the utility Stocks in the Portfolio, taking into account the availability on the market of utility issues which met the Fund's criteria. An additional consideration for the Ninth Series and subsequent Series, was whether the issuers of the Stocks had outstanding first mortgage or senior debt securities rated investment grade. The yield and price of utility stocks of the type deposited in the Fund are dependent on a variety of factors, including money market conditions, general conditions of the corporate bond and equity markets, size of a particular offering and capital structure of the issuer. While it may not be likely that any Stocks' dividends would be omitted, no assurances can, of course, be given since earnings available for dividends, regardless of the size of the company, are subject to numerous events which are often beyond the issuer's control.

     SECOND EXCHANGE SERIES--AT&T SHARES: The Sponsors selected shares of AT&T common stock and shares of common stock of the seven RBOCs created pursuant to AT&T's Plan of Reorganization in 1984 in the same proportion as distributed in 1984 to holders of AT&T common stock. Subsequent to the initial Date of Deposit adjustments have been made to reflect subsequent stock dividends, stock splits and similar events.

     S&P 500 INDEX (FIRST MONTHLY PAYMENT SERIES), S&P 500 TRUST 2 AND S&P MIDCAP TRUST: The Index stocks were initially selected based upon computer programs designed to maintain, within certain limits, the same proportionate relationship among the Securities as existed in the relevant Indexes when the Trusts were created, in order to produce investment results that generally correspond to the price and yield performance of the relevant Indexes.

     In addition, since the objective of each Trust is to provide investment results that duplicate substantially the price and yield performance of the relevant Index, the Portfolio of each Trust will at any time consist of as many of the Index Stocks as is feasible. Although, at any time, a Trust may fail to own certain of the Index Stocks, it will be substantially totally invested in Index Stocks and the Sponsors believe that such investment should result in a close correlation between the investment performance of the relevant Index and that derived from ownership of Units. Adjustments will be made in accordance with the computer program to bring the weightings of the Securities more closely into line with their weightings on each Index as new Securities are purchased in connection with the creation of new Units, as companies are dropped from or added to an Index or as Securities are sold to meet redemptions. These adjustments will be made on the business day following the relevant transaction in accordance with computer program output showing which Securities are under-or over-represented in a Portfolio. Adjustments will also be made at other times to bring a Portfolio into line with the applicable Index. The proceeds from any such sale will be invested in those Index Stocks which the computer program output indicates are most under-represented (see Administration of the Fund--Portfolio Supervision).

     The Sponsors anticipate that the selection of any additional Index Stocks deposited or purchased in connection with the creation of additional Units will be those stocks which are most under-represented in the Portfolio based upon the computer program output and the applicable Index as of the date prior to the date of such subsequent deposit or purchase. Securities sold in order to meet redemptions will be those stocks which are most over-represented in the Portfolio based upon the computer program output and the applicable Index as of the date prior to the date of such sale.

     Finally, from time to time adjustments may be made in the Portfolio because of changes in the composition of an Index. Based on past history, it is anticipated that most such changes will occur as a result of merger or acquisition activity. In such cases, the Fund, as shareholder of a company which is the object of such merger or acquisition activity, will presumably receive various offers from would-be acquirers of the company. The Trustee will not be permitted to accept any such offers until such time as the company has been deleted from the applicable Index. Since, in most cases, a company is removed from an Index only after the consummation of a merger or acquisition of the company, it is anticipated that the Fund will generally acquire, in exchange for the stock of the deleted company, whatever consideration is being offered to shareholders of that company who have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in the most under-represented Index Stocks. Any securities received as a part of the consideration which are not included in the applicable Index will be sold as soon as practicable and reinvested in the most under-represented Index Stocks.

     In attempting to duplicate the proportionate relationship represented by each Index the Sponsors do not anticipate purchasing or selling shares in quantities of less than round lots. In addition, certain Index Stocks may at times not be available in the quantities in which the computer program specifies that they be purchased. For these reasons, among others, precise duplication of this proportionate relationship may not ever be possible but nevertheless will continue to be the goal in connection with all acquisitions or dispositions of Securities (see Administration of the Fund--Portfolio Supervision). As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in the Portfolio and will vote such stocks in accordance with the instructions of the Sponsors except that, if the Trustee holds any of the common stocks of Merrill Lynch & Co., Inc., The

Travelers Inc. (as long as it remains the parent of Smith Barney Inc.), Prudential Insurance Company of America (the parent of Prudential Securities Incorporated) or any other common stock of companies which are affiliates of the Sponsors, the Trustee will vote such stock in the same proportionate relationship as all other shares of such companies are voted.

     CONCEPT SERIES--TELECOMMUNICATIONS UTILITY TRUST: All of the issuers of the Securities in the Portfolio were identified by at least one of the Sponsors as companies that are well placed to benefit from the anticipated growth in demand for telecommunications services and products. In addition, the Securities deposited in the Fund were selected by considering the following factors, among others: (i) the potential for capital appreciation of the Securities in the five years subsequent to the Initial Date of Deposit, (ii) the number of shares of the issuer currently outstanding, (iii) the current annual or indicated dividend rate for certain types of issuers, (iv) the overall credit quality of the issuers and (v) the variety of the telecommunications Securities in the Portfolio, taking into account the availability on the market of these issues which met the Fund's criteria.

     CONCEPT SERIES--TELE-GLOBAL TRUST: Defined Asset Funds research analysts selected telecommunications stocks for the Portfolio which they believe to have above-average growth potential over the four years subsequent to the Initial Date of Deposit. Each of the issuers of the Securities in the Portfolio was identified by at least one of the Sponsors as well positioned to benefit from the anticipated increased demand for telecommunications services and products. The Securities were selected for inclusion in the Portfolio without regard to any buy, sell or hold recommendation by any of the Sponsors. The analysts reviewed telecommunications stocks available in U.S. equity markets for market share and timeliness of purchase. The screening process included a thorough financial analysis of each company, including its operating history, balance sheet and cash flow. In addition, the Securities deposited in the Fund were selected by taking into account the following factors, among others: (i) the liquidity of the Securities as represented by number of shares of the issuer currently outstanding, (ii) the current annual or indicated dividend rate, (iii) the overall credit quality of the issuers and the economic outlook and political stability of the foreign countries represented and (iv) the mix of both domestic and non-U.S. telecommunications Securities in the Portfolio, taking into account the availability on the market of the securities which met the Fund's criteria.

     CONCEPT SERIES--INCOME GROWTH FUND: The Stocks deposited in the Fund on the Initial Date of Deposit were selected by considering the following factors, among others, as of five business days prior to the Initial Date of Deposit: (i) dividend yields equal to or greater than 1.75%; (ii) annual growth rates of dividends equal to or greater than 5.00% in each of the last ten years for which information was available as of the Selection Date; (iii) positive annual growth rates of earnings per share in eight or more of those ten years; (iv) positive annual growth rates of sales in eight or more of those ten years and (v) shareholders equity equal to or greater than $100,000,000. The Stocks were further screened to determine whether they possessed favorable ratings from Defined Asset Funds research analysts as well as from other recognized investment professionals and to determine the underlying creditworthiness of the companies. Most of the companies selected have long-term debt to capital ratios of less than 30%. In the opinion of the Sponsors, this should result in lower risk than more highly leveraged companies. Finally, the analysts reviewed the liquidity of the Stocks and verified that the Stocks met the above criteria, other than the criterion described in (i) above, as of one day prior to the Initial Date of Deposit (the 'Verification Date'). The companies selected were those having the most consistent records and believed to have significant potential for future dividend growth. However, there can be no assurance that subsequent to the Verification Date the Stocks will continue to meet all of the criteria described above.

     CONCEPT SERIES--NORTHWEST INVESTMENT TRUST: The Securities were selected through a multi-step screening process. Defined Asset Funds research analysts identified those companies that were anticipated to appreciate in value and are headquartered or have operations in the Pacific Northwest area. Second, they conducted a fundamental analysis of the companies to determine their underlying creditworthiness. Finally, they reviewed the liquidity of the common stocks.

     CONCEPT SERIES--NATURAL GAS TRUST: All of the issuers of the Securities in the Portfolio were identified by investment professionals as companies that are well placed to benefit from the anticipated increased demand for natural gas in excess of existing and expected supply of natural gas which is expected to result in increased prices, increased sales volume and increased profitability in the natural gas industry. In addition, the Securities deposited in the Fund were selected by considering the following factors, among others: (i) the potential for capital appreciation of the Securities in the five years subsequent to the Initial Date of Deposit, (ii) the current annual or indicated dividend rate for certain types of issuers, (iii) the number of shares of the issuer currently outstanding and (iv) the variety of the Securities issued by companies in the natural gas industry included in the Portfolio, taking into account the availability on the market of these issues which met the Fund's criteria.

     CONCEPT SERIES--FOOD FUND: The Securities were selected through a multi-step screening process. First, Defined Asset Funds research analysts identified those companies engaged in the manufacturing, processing and distribution of food and beverages that are anticipated to appreciate in value over the five years subsequent to the Initial Date of Deposit. Second, they conducted a fundamental financial analysis of the companies to determine their underlying creditworthiness. Finally, they reviewed the liquidity of the common stocks.

     CONCEPT SERIES--THE ECOLOGICAL TRUST 1990: All of the issuers of the Stocks in the Portfolio were selected by the Sponsors from a list prepared by the Sponsors' environmental advisors, Progressive Asset Management, Inc., The Council on Economic Priorities, The Data Center and Kinder, Lydenberg, Domini & Co. Inc. (the 'Environmental Advisors'). The Environmental Advisors prepared a list of issuers that, in their opinion, are environmentally responsible and are making contributions to the improvement of the earth's ecosystem. All of the issuers of the Stocks in the Portfolio were selected from that list and identified by investment professionals as companies that are well placed to compete within their respective industries. In addition, the Stocks deposited in the Fund were selected by taking into account the following factors, among others: (i) the potential for capital appreciation of the Stocks in the five years subsequent to the Initial Date of Deposit and (ii) the variety of the waste management, environmental technology and environmentally responsible Stocks in the Portfolio, taking into account the market capitalization and liquidity of these issues which met the Fund's criteria.

     Environmental Advisors. The four Environmental Advisors to the Fund were:

     Progressive Asset Management, Inc.

        Progressive Asset Management, Inc., based in Oakland, California, is a brokerage firm specializing in environmentally responsible investing. The corporation is a member of NASD, SIPC, the Social Investment Forum and an original sponsor of the Valdez Principles. Progressive Asset Management was the coordinator of the Environmental Advisors and on behalf of all the Environmental Advisors was compensated by the Underwriters of the Fund.

     The Council on Economic Priorities

        The Council on Economic Priorities, based in New York, New York, is an independent, public interest research organization founded in 1969. Its corporate responsibility research focuses on various issues including the environment.

     The Data Center

        The Data Center is an independent, non-profit public interest research organization focusing on current economic and political issues. Founded in 1977 and based in Oakland, California, it monitors business ethics, including the environmental record of companies worldwide, provides a customized corporate research service, and publishes the monthly Corporate Responsibility Monitor.

     Kinder, Lydenberg, Domini & Co. Inc.

        Kinder, Lydenberg, Domini & Co. Inc., based in Boston, Massachusetts, is a registered investment adviser. Its primary purpose is to provide research for the Domini Social Index. The firm maintains a database of its research, consisting of the results of applications of a broad range of environmental and other screens to over 1,000 publicly traded corporations.

     Contributions. The Underwriters of the Fund will make a contribution to The One Fund for the Environment in the following amounts:

     (1) $0.50 per 100 units for the first 2,500,000 units sold in the primary offering period;
     (2) $0.75 per 100 units for the second 2,500,000 units sold in the primary offering period;
     (3) $1.00 per 100 units for the third 2,500,000 units sold in the primary offering period;
     (4) $1.25 per 100 units for the fourth 2,500,000 units sold in the primary offering period; and
     (5) $1.50 per 100 units sold in excess of 10,000,000 units sold in the primary offering period.

     The One Fund for The Environment was established by The Environmental Federation of America to support the programs of twenty-three national non-profit and tax-exempt environmental organizations which work to protect human health and preserve natural resources for the public's welfare including:
African Wildlife Foundation, American Forestry Association, American Rivers, Center for Marine Conservation, Clean Water Fund, Defenders of Wildlife, Environmental Action Foundation, Environmental Defense Fund, Environmental and Energy Study Institute, Environmental Law Institute, Environmental Policy Institute, Izaak Walton League of America, National Audubon Society, National Coalition Against Misuse of Pesticides, National Parks and Conservation Association, National Wildlife Federation, National Resources Defense Council, The Nature Conservancy, Rails-to-Trails Conservancy, Sierra Club Legal Defense Fund, The Trust for Public Land, Union of Concerned Scientists and The Wilderness Society. Each of these organizations has operations in 15 or more states and each has records of major accomplishments for environmental protection. They work to safeguard health by reducing toxic wastes, acid rain, pesticides and other environmental hazards; to protect wildlife and wildlife habitats; to reduce pollutants in air and water; to save America's forests, oceans, rivers and wilderness lands; to preserve endangered animal and plant species; to provide recreational opportunities that depend on the outdoors; to educate the public in how to enjoy and protect the natural world; to create and preserve open space, parklands and nature sanctuaries; and to develop educational programs that promote a sound and balanced use of natural resources. These organizations have met stringent criteria for acceptance by The Environmental Federation of America including a prohibition on the advocacy of any illegal direct action.

     The Environmental Federation of America is a tax-exempt non-profit organization founded in March, 1988, and based in Washington, D.C. Neither the Environmental Federation of America nor its affiliated agencies have participated in the establishment of the Fund or the selection of the companies in the Fund, nor do any of them endorse or promote the activities of any organizations other than their affiliated agencies. Other than with respect to information concerning The One Fund for the Environment and The Environmental Federation of America, none of the information in this prospectus has been supplied or verified by The Environmental Federation of

America and The Environmental Federation of America makes no representation, expressed or implied, as to the accuracy or completeness of this information.

INCOME AND DISTRIBUTIONS

     The net annual income per Unit that is earned by the Fund is determined by subtracting from the annual dividend income of the Securities in the Portfolio the annual expenses (total estimated annual Trustee's, Sponsors' and administrative fees and expenses) and dividing by the number of Units outstanding. The net annual income per Unit will depend upon the amount of dividends declared and paid by the issuers of the Securities, sales and substitution of Securities and the purchase of additional Securities (recognizing, however, that the sale or purchase of Securities by itself should have a minimal effect on income per Unit because, as much as practicable, each Unit will continue to represent a fractional undivided interest in the same percentages of Securities of the same issuers) and changes in the expenses of the Fund.

     There is no assurance that any dividends will be declared or paid in the future on the Securities in the Fund. The earning of income by the Fund through dividends paid on the stocks may not be a primary investment objective of the Fund, and some issuers represented in a Portfolio may not pay dividends on their Securities. Normally, dividends on the Securities in the Fund are paid on a quarterly basis which may or may not coincide with a Record Day. Record Days and Distribution Days are set forth under Investment Summary in Part A.

     UTILITY STOCK SERIES, SECOND EXCHANGE SERIES--AT&T SHARES, S&P 500 INDEX (FIRST MONTHLY PAYMENT SERIES), INCOME GROWTH FUND: An amount substantially equal to one-twelfth of the estimated annual income to the Income Account, after deducting estimated expenses, will be distributed on or shortly after each Distribution Day to Holders of record on the preceding Record Day. This avoids the need to structure a portfolio to stagger dividend dates to provide regular cash flow. In the case of distributions from the Capital Account, the distributable balance in the Capital Account as of the Record Day must be at least the minimum amount set forth under Investment Summary except for distributions of capital gains (see Administration of the Fund--Accounts and Distributions.

     ALL OTHER FUNDS: Dividend income per Unit received by the Fund and available for distribution and the distributable balance in the Capital Account per Unit (other than capital gains) as of any particular Record Day will be distributed on or shortly after the related Distribution Day to the Holders of record on that Record Day, provided that no distribution from the Capital Account is required unless the distributable balance therein (excluding capital gains) is at least the minimum amount set forth under Investment Summary in Part A (see Administration of the Fund--Accounts and Distributions).

     Capital gain net income (i.e., the excess of capital gains over capital losses) recognized by the Fund in any taxable year will generally be distributed to Holders shortly after the end of the year. In order to meet certain tax requirements the record date for this distribution may be in December.

FUND PERFORMANCE

     Information on percentage changes in the dollar value of Units, on the basis of changes in Unit price plus the amount of dividends and capital gains distributed or reinvested may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable. This material may also describe various economic, industry and market factors that have affected, or in the opinion of Defined Asset Funds research are expected to affect, the performance of a Fund's underlying stocks and of Fund Units.

     Past performance may not be indicative of future results. The S&P Index Trusts are adjusted only to conform to changes in the respective indices, and the other Funds are not actively managed. Unit price and return fluctuate with the value of the common stocks in the portfolio, so there may be a gain or loss when Units are sold.

     Fund performance may be compared to performance on the same basis (distributions reinvested or distributed) of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the Consumer Price Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

TAXES

     SECTION A. The following describes the tax consequences for ALL FUNDS except Second Exchange Series-- AT&T Shares.

TAXATION OF THE FUND

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Section 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to Holders 90% or more of its taxable income without regard to its net capital gain, (net capital gain is defined as the excess of net long-term capital gain over net short-term capital loss), it will not be subject to Federal income tax on any portion of its taxable income (including any net capital gain) distributed to Holders in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to Holders in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by Holders during the calendar year.

DISTRIBUTIONS

     Distributions to Holders of the Fund's dividend income and net short-term capital gain in any year will be taxable as ordinary income to Holders to the extent of the Fund's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the Holder's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's dividend income and net short-term capital gain will be taxable as ordinary income to Holders.

     Distribution of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to Holders as long-term capital gain, regardless of the length of time the Units have been held by a Holder. A Holder may recognize a taxable gain or loss if the Holder sells or redeems his Units. Any gain or loss arising from

(or treated as arising from) the sale or redemption of Units will be a capital gain or loss, except in the case of a dealer or a financial institution. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations.

     A distribution of Securities to a Holder upon redemption of his Units will be a taxable event to such Holder, and that Holder will recognize taxable gain or loss upon such distribution (equal to the difference between such Holder's tax basis in his Units and the fair market value of Securities received in redemption), which will be capital gain or loss except in the case of a dealer in securities or a financial institution. Holders should consult their own tax advisers in this regard.

     Distributions which are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by the Fund and are attributable to dividends received by the Fund from domestic issuers with respect to whose securities the Fund satisfied the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax).

     The dividends-received deduction is generally 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Holders are urged to consult their own tax advisers.

     Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate Holder's circumstances (including whether it has a 45-day holding period for its Units and whether its Units are debt financed), these limitations may be applicable to dividends received by a Holder from the Fund which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, Holders should consult their own tax advisers in this regard. A corporate Holder should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

     Holders will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the Holder or are reinvested pursuant to the Reinvestment Plan.

     The Federal tax status of each year's distributions will be reported to Holders and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. Holders. Distributions may also be subject to state and local taxation and Holders should consult their own tax advisers in this regard.

FOREIGN HOLDERS

     A 'Foreign Holder' is a person or entity that, for U.S. Federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, or a non-resident fiduciary of a foreign estate or trust. If a distribution of the Fund's taxable income (without regard to its net capital gain) to a Foreign Holder is not effectively connected with a U.S. trade or business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

     A Foreign Holder generally will not be subject to Federal income tax with respect to gain arising from the sale or redemption of Units or distributions of the Fund's net capital gain (designated as capital gain dividends by the Fund) unless the gain is effectively connected with a trade or business of such Holder in the United States. In the case of a Foreign Holder who is a non-resident alien individual, however, gain arising from the sale or redemption of Units or distributions of the Trust's net capital gain ordinarily will be subject to Federal income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of the gain arising from the sale or redemption of Units, either the gain is attributable to an office or other fixed place of business maintained by the Holder in the United States or the Holder has a 'tax home' in the United States.

     The tax consequences to a Foreign Holder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Holders should consult their own tax advisers to determine whether investment in the Fund is appropriate.

                                *      *      *

     SECTION B. The following describes the tax consequences for SECOND EXCHANGE SERIES--AT&T SHARES.

     The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions, or insurance companies.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing Federal income tax law:

     The Fund is not an association taxable as a corporation for federal income tax purposes, and income received by the Fund will be treated as income of the Holders in the manner set forth below.

     Each Holder will be considered the owner of a pro rata portion of each Security in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). The total cost to a Holder of his Units, including sales charges, is allocated among his pro rata portion of each Security, in proportion to the fair market values thereof on the date the Holder purchases his Units, in order to determine his tax cost for his pro rata portion of each Security.

     Each Holder will be considered to have received all of the dividends paid on his pro rata portion of each Security when such dividends are received by the Fund, even if the Holder does not actually receive such distributions but rather reinvests his dividend distributions pursuant to the Reinvestment Plan. If the Fund participates in any dividend reinvestment plan of the issuer of any of the Securities and therefore receives dividends in the form of additional shares of such issuer, each Holder will be considered to have received a dividend equal to the value of the additional shares of such issuer received by the Fund with respect to the Holder's pro rata portion of the Securities of such issuer in the Fund. A Holder will have a tax basis in such additional shares equal to the value thereof. The sale by a Holder who does not participate in the Fund's Reinvestment Plan (or by the Distribution Agent on his behalf) of such additional shares may give rise to a taxable gain or loss. The exchange by a Holder (or by the Distribution Agent on his behalf) who participates in the Fund's Reinvestment Plan of such additional shares for additional Units will be tax free to the extent such additional shares are represented by the additional Units received; any shares sold to purchase other Securities in order to maintain the proportionate relationship of Securities represented by the Units may give rise to taxable gain or loss to the Holder on whose behalf the transaction was made.

     Dividends considered to have been received by a Holder from domestic corporations which constitute dividends for Federal income tax purposes will qualify for the dividends received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deductions because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax). Depending upon the individual corporate Holder's circumstances (including whether it has a 45-day holding period for its Units and whether its Units are debt financed), the limitations contained in Sections 246 and 246A on the availability of the dividends-received deduction may be applicable to dividends received by a Holder from the Fund.

     The dividends-received deduction is generally 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Holders are urged to consult their own tax advisors.

     A corporate Holder should be aware that the receipt of dividend income for which the dividends received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

     An individual Holder who itemizes deductions will be entitled to deduct his pro rata share of fees and expenses paid by the Fund only to the extent that this amount together with the Holder's other miscellaneous deductions exceeds 2% of his adjusted gross income.

     A distribution of Securities by the Trustee to a Holder (or to his agent, including the Distribution Agent) upon redemption of Units (or an exchange of Units for Securities by the Holder with the Sponsors) will not be a taxable event to the Holder or to other Holders. The redeeming or exchanging Holder's basis for such Securities will be equal to his basis for the same Securities (previously represented by his Units) prior to such redemption or exchange, and his holding period for such Securities will include the period during which he held his Units. However, a Holder may have a taxable gain or loss, which will be a capital gain or loss when the Holder (or his agent including the Distribution Agent) sells the Securities so received in redemption for cash, when a redeeming or exchanging Holder receives cash in lieu of fractional shares, when the Holder sells his Units for cash or when the Trustee sells the Securities from the Fund. Capital gains are generally taxed at the same rate as ordinary income, however, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of losses is subject to limitations.

     Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and the income of the Fund will be treated as the income of the Holders in the same manner as for Federal income tax purposes.

     The foregoing discussion relates only to the tax treatment of U.S. Holders with regard to Federal and certain aspects of New York State and City income taxes. Holders that are not U.S. citizens or residents ('Foreign Holders') should be aware that dividend distributions from the Fund may be subject to a withholding tax of 30%, or a lower treaty rate. Holders may be subject to taxation in New York or in other jurisdictions (including a Foreign Holder's country of residence) and should consult their own tax advisors in this regard.

                                 *     *     *

     After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the dividends received by the Fund on the Securities, the gross proceeds received by the Fund from the disposition of any Security (resulting from redemption or the sale by the Fund of any Security), and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service.

RETIREMENT PLANS

     The Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including each of the Sponsors of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established pursuant to Self-Employed Individuals Tax Retirement Act of 1962 ('Keogh plans') for self-employed individuals, partnerships or unincorporated companies. Qualified individuals may generally make annual tax-deductible contributions up to the lesser of 20% of annual compensation or $30,000 in a Keogh plan. The assets of the plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Generally there are penalties for premature distributions from a plan before attainment of age 59 1/2, except in the case of a participant's death or disability. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 in a spousal account).

     Individual Retirement Account--IRA. Any individual (including one covered by an employer retirement plan) can establish an IRA or make use of a qualified IRA arrangement set up by an employer or union for the purchase of Units of the Fund. Any individual can make a contribution in an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100%of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). A married individual filing a separate return will not be entitled to any deduction if the individual is covered by an employer-maintained retirement plan without regard to whether the individual's spouse is an active participant in an employer retirement plan. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. It should be noted that certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. A participant's entire interest in an IRA must be, or commence to be, distributed to the participant not later than the April 1 following the taxable year during which the participant attains age 70 1/2. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plan. A pension or profit-sharing plan established for employees of a corporation may purchase Units of the Funds.

HOW TO BUY

     Units are available from any of the Underwriters and other broker-dealers at the Public Offering Price (including the applicable sales charge) plus a proportionate share of any cash held by the Fund in the Capital Account (unless allocated to the purchase of specific securities) and net income in the Income Account. Because the value of Securities changes, the Public Offering Price varies each Business Day.

PUBLIC OFFERING PRICE

     In the secondary market (after the initial offering period), the Public Offering Price is based on the next evaluation of the Securities, and includes a sales charge based (a) on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market Sales Charge Schedule in Appendix A). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser.

     S&P 500 TRUST 2 AND S&P MIDCAP TRUST. The graduated sales charges shown in Appendix A will apply on all purchases on any one day (with credit given for previously purchased Units as described below under Right of Accumulation) by a single purchaser of Units in one or both Trusts of this Fund only in the amounts stated. For this purpose purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. However, Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser. The sales charge is lower than sales charges on many other equity investments.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Units of either Trust at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of Units of both Trusts. To be eligible either for this right of accumulation or the reduced sales charge applicable to purchases of both Trusts on the same day, the purchaser or the purchaser's securities dealer must notify the Sponsors at the time of purchase that such purchase qualifies under this accumulation provision and supply sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. These reduced sales charge provisions may be amended or terminated at any time without notice.

HOW TO SELL

SPONSORS' MARKET FOR UNITS

     Holders can cash in Units at any time without a fee. The Sponsors (although not obligated to do so) normally repurchase any Units offered for sale, at the repurchase price next computed after receipt of the order. Because of the sales charge and fluctuations in the market value of the Securities (among other reasons) the repurchase price may be less than the investor's cost for the Units. Holders disposing of Units should consult their financial professional as to current market prices to determine if other broker-dealers or banks offer higher prices for those Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons; in that event, the Sponsors may still purchase Units at the redemption price as a service to Holders. Although the Sponsors may reoffer Units repurchased, alternatively they may redeem those Units; see Redemption for a description of certain consequences of redemptions to remaining Holders.

REDEMPTION

     Holders may redeem Units by tendering to the Trustee Certificates (if issued) or a request for redemption. Certificates must be properly endorsed or accompanied by a written transfer instrument. Each Holder must sign the Certificate, transfer instrument or request exactly as the name appears on the face of the Certificate; signatures must be guaranteed by an eligible guarantor institution or in another manner acceptable to the Trustee. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the price described in the preceding section. If the Sponsors do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain for the redeeming Holder a higher net price.

     Redemptions may be suspended or payment postponed in limited circumstances:
(1) if the New York Stock Exchange is closed other than for customary weekend and holiday closings; (2) if the SEC determines that trading on that Exchange is restricted or an emergency exists making disposal or evaluation of the Securities not reasonably practicable; or (3) for any other period which the SEC by order permits.

     On the seventh calendar day after tender (the preceding Business Day if the seventh day is not a Business Day), the Holder will be mailed an amount per Unit equal to the Redemption Price Per Unit at the Evaluation Time next following receipt of the tender. As noted above, this price may be more or less than the cost of those Units.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee is authorized to sell Securities. Securities to be sold will be selected by the Agent for the Sponsors in accordance with procedures specified in the Indenture, based on market and credit factors that they determine are in the best interests of the Fund. The Sponsors are authorized to specify minimum blocks in which Securities are sold, to obtain a better price for the Fund. When Securities are sold, the size and diversity of the Fund is reduced. Sales to meet redemptions are often made at times when Securities would not otherwise be sold, and may result in lower prices than might be realized otherwise.

     Redemption in Kind--CONCEPT SERIES, INCOME GROWTH FUND AND SECOND EXCHANGE SERIES--AT&T SHARES only. Holders tendering Units for redemption may request distribution in kind from the Trustee in lieu of cash redemption. A Holder may request distribution in kind of an amount and value of Securities per Unit equal to the Redemption Price per Unit as determined as of the Evaluation Time next following the tender, provided that the tendering Holder is entitled to receive the required number of shares of each Security in the Portfolio as part of his distribution. If the Holder can receive this requisite number of shares, the distribution in kind on redemption of Units will be held by a distribution agent (the 'Distribution Agent') for the account of, and for disposition in accordance with the instructions of, the tendering Holder. The tendering Holder shall be entitled to receive whole shares of each of the Securities comprising the Portfolio and cash from the Capital Account equal to the fractional shares to which the tendering Holder is entitled. Any brokerage commissions on sales of the underlying Securities distributed in connection with in kind redemptions will be borne by the tendering Holder. In implementing these redemption procedures, the Trustee and Distribution Agent shall make any adjustments necessary to reflect differences between the Redemption Price of the Units and the value of the Securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Holder, the Trustee may sell Securities according to the criteria discussed above. For CONCEPT SERIES, a Holder must have elected to redeem prior to the date specified under Redemption in Kind in Part A. The in kind redemption option may be terminated by the Sponsors at any time upon notice to Holders.

COMPUTATION OF REDEMPTION PRICE PER UNIT

     Redemption Price per Unit is computed by the Trustee, as of the Evaluation Time, on each June 30 and December 31 (or the last business day prior thereto), on any day on which the New York Stock Exchange is open as of the Evaluation Time next following the tender of any Unit for redemption, and on any other business day desired by the Trustee or the Sponsors, by adding (a) the aggregate value of the Securities as determined by the Trustee and (b) cash on hand in the Fund (other than cash covering contracts to purchase Securities) including dividends receivable on stocks trading ex-dividend and deducting therefrom the sum of (x) taxes or other governmental charges against the Fund not previously deducted, (y) accrued fees and expenses of the Trustee (including legal and auditing expenses), the Sponsors and counsel, and certain other expenses and (z) cash held for distribution to Holders of record as of a date prior to the evaluation; and dividing the result by the number of Units outstanding as of the date of computation.

     The aggregate value of the Securities is determined in good faith by the Trustee in the following manner: if the Securities are listed on a national securities exchange or the NASDAQ national market system, or a foreign securities exchange, this evaluation is generally based on the closing sale prices on that exchange or that system (unless the Trustee deems these prices inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the mean between the closing bid and asked prices. If the Securities are not so listed or, if so listed and the principal market therefor is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless the Trustee deems these prices inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Securities on the bid side of the market or (c) by any combination of the above.

EXPENSES AND CHARGES

FUND EXPENSES

     See Trustee's Annual Fee and Expenses under Investment Summary for estimated annual Fund expenses; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors to the extent permitted by law and the Indenture, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts, and may sell Securities for this purpose. The Sponsors receive an annual fee for Portfolio supervisory services at the maximum stated under Investment Summary, based on the initial face amount in any calendar year. While this may exceed their costs of providing these services to the Fund, the total supervision fees from all Equity Income Fund Series will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustees's and Sponsors' fees may be adjusted for inflation without Holders' approval.

ADMINISTRATION OF THE FUND

RECORDS

     The Trustee keeps a register of the names, addresses and holdings of all Holders. The Trustee also keeps records of transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which records are available to Holders for inspection at the office of the Trustee at reasonable times during business hours (Sections 8.02 and 8.04).

ACCOUNTS AND DISTRIBUTIONS

     Dividends payable to the Fund are credited by the Trustee to an Income Account, as of the date on which the Fund is entitled to receive the dividends as a Holder of record of the Securities. Other receipts, including amounts received upon the sale of rights pursuant to Section 3.08 of the Indenture, are credited to a Capital Account (Sections 3.01 and 3.02).

     FOR UTILITY STOCK SERIES, SECOND EXCHANGE SERIES--AT&T SHARES, S&P 500 INDEX (FIRST MONTHLY PAYMENT SERIES) AND INCOME GROWTH FUND: Subject to the Reinvestment Plan described below, the Monthly Income Distribution for each Holder as of each Record Day will be made on the following Distribution Day or shortly thereafter and shall consist of an amount, computed monthly by the Trustee, substantially equal to one-twelfth of the Holder's pro rata share of the estimated annual income to the Income Account.

     FOR ALL OTHER FUNDS: The Income Distribution for each Holder as of each Record Day will be made on the following Distribution Day or shortly thereafter and shall consist of an amount substantially equal to the Holder's pro rata share of the distributable cash balance in the Income Account, after deducting estimated expenses. There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses.

     An amount equal to any capital gain net income (i.e., the excess of capital gains over capital losses) (or, in the case of SECOND EXCHANGE SERIES--AT&T SHARES, proceeds from the disposition of any of the Securities) recognized by the Fund in any taxable year will generally be distributed to Holders shortly after the end of the year. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in Additional Securities will generally be held in the Capital Account to be distributed on the next succeeding Distribution Day. The first distribution for persons who purchase Units between a Record Day and a Distribution Day will be made on the second Distribution Day following their purchase of Units. No distribution other than capital gains need be made from the Capital Account if the balance therein is less than the amount specified under Investment Summary in Part A (Section 3.04). A Reserve Account may be created by the Trustee by withdrawing from the Income or Capital Accounts, from time to time, those amounts as it deems requisite to establish a reserve for any taxes or other governmental charges that may be payable out of the Fund (Section 3.03). Funds held by the Trustee in the various accounts created under the Indenture do not bear interest (Section 8.01).

REINVESTMENT PLAN--UTILITY STOCK SERIES, INCOME GROWTH FUND, CONCEPT SERIES, SECOND EXCHANGE SERIES-- AT&T SHARES AND S&P INDEX TRUSTS ONLY.

     Monthly income distributions, annual distributions of any capital gain net income (i.e., the excess of capital gains over capital losses) and other capital distributions in respect of the Units may be reinvested by participating in the Fund's reinvestment plan (the 'Reinvestment Plan'). A Holder (including any Holder which is a broker or nominee of a bank or other financial institution) may indicate to the Trustee, by filing the written notice of election accompanying this Prospectus or by notice to the Holder's account executive or sales representative, that he wishes such distributions to be automatically invested in additional Units (or fractions thereof) of the Fund. The Holder's completed notice of election to participate in the Reinvestment Plan must be received by the Trustee at least ten days prior to the Record Date applicable to any distribution in order for the Reinvestment Plan to be in effect as to such distribution and will remain effective until notice to the contrary is timely received by the Trustee.

     Such distributions, to the extent reinvested in the Fund, will be used by the Trustee to purchase additional Securities in proportions sufficient to maintain the proportionate relationship (subject to adjustment under certain circumstances) among the number of shares of each Stock and the number of any Other Fund Units in the Fund (see Administration of the Fund--Portfolio Supervision). In the event an issuer of a Security has a shareholder dividend reinvestment plan, a stock purchase plan or a similar plan under which its shareholders may automatically reinvest their dividends or invest optional cash payments in additional shares of the issuer's common or preferred stock without brokerage commission or service charge or otherwise on a basis favorable to the shareholder in the opinion of the Sponsors, the Fund (as a shareholder of such issuer) upon the direction of the Sponsors may participate in such plans to the extent practicable given the other restrictions on the purchase of additional Securities even if such participation temporarily results in the proportionate relationship of the Securities not being maintained.

     Purchases made pursuant to the Reinvestment Plan will be at the applicable Public Offering Price for Units of the Fund, less the applicable sales charge, determined as of the close of business on the Distribution Date. Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee or Distribution Agent which in turn will purchase for the Holder full and fractional Units of the Fund at the price and time indicated above, will add the Units to the Holder's account, and will send the Holder an account statement reflecting the reinvestment. These Units may be Units already held in inventory by the Sponsors (see Market for Units) or new Units created by the Sponsors' deposit of additional securities, contracts to purchase additional Securities, or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities (see Description of the Fund-- The Portfolio).

     The Trustee will issue Certificates for whole units purchased through the Reinvestment Plan only if the Holder so requests in writing. Certificates will not be issued for fractional units. When Certificates are not issued the Trustee will credit each Holder's account with the number of units purchased with such Holder's reinvested distribution. Each Holder receives account statements both annually and after each Reinvestment Plan transaction to provide the Holder with a record of the total number of units in his account. This relieves the Holder of responsibility for safekeeping of Certificates and, should he sell his units, eliminates the need to deliver certificates. The Holder may at any time request the Trustee (at the Fund's cost) to issue Certificates for full units. The cost of administering the Reinvestment Plan will be borne by the Fund and thus will be borne indirectly by all Holders.

     Certain of the shareholder dividend reinvestment, stock purchase or similar plans maintained by issuers of the Securities in the Portfolio offer shares pursuant to such plans at a discount from market value. In all Funds except Second Exchange Series--AT&T Shares, the Trustee is required by applicable provisions of the Code to distribute pro rata to all Holders (i.e., not just to those Holders participating in the Reinvestment Program) the income attributable to such discounts.

     Holders of Units held in 'street name' by their broker or dealer should contact their account executive or sales representative to determine whether or not participation in the Reinvestment Plan through that broker or dealer is available. Holders of Units participating in the Reinvestment Plan through their broker or dealer will receive confirmation of their reinvestments in their regular account statements or on a quarterly basis.

PORTFOLIO SUPERVISION

     The Fund is a unit investment trust and is not an actively managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio of the Fund, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the Portfolio. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Agent for the Sponsors, may instruct the Trustee to tender or sell the Security on the open market when in its opinion it is in the best interest of the Holders of the Units to do so. The proceeds realized from the tender offer or the sale of any Security will be distributed to the Holders. The Sponsors may also direct the disposition of Securities upon institution of certain legal proceedings, default under certain documents materially and adversely affecting future declaration or payment of amounts due, or decline in price or the occurrence of other market or credit factors that in the opinion of the Sponsors would make the retention of these Securities detrimental to the interest of the Holders, or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a 'regulated investment company' under the Code (Section 3.08). Securities will not be sold solely based on the environmental performance of the issuers.

     For SECOND EXCHANGE SERIES--AT&T SHARES, proceeds of any sale of Securities may not be reinvested but will be distributed to Holders. For Funds electing to qualify as 'regulated investment companies' under the Code (see Taxes, Section A above), the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in Additional Securities or in Replacement Securities. The Replacement Securities must satisfy certain conditions specified in the Indenture including, among other conditions, requirements that the Replacement Securities shall be selected by the Sponsors from a list of securities maintained by them and updated from time to time; shall be publicly-traded stocks that meet the original selection criteria of the Fund; shall be issued by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law); and have, in the opinion of the Sponsors, characteristics sufficiently similar to the characteristics of the other Securities in the Fund as to be acceptable for acquisition by the Fund. The Indenture also requires that the purchase of the Replacement Securities will not
(i) disqualify the Fund as a regulated investment company under the Code, (ii) result in more than 10% of the Fund consisting of securities of a single issuer (or of two or more issuers which are Affiliated Persons as this term is defined in the Investment Company Act of 1940) which are not registered and are not being registered under the Securities Act of 1933 or (iii) result in the Fund owning more than 50% of any single issue which has been registered under the Securities Act of 1933. Whenever a Security has been eliminated from the Portfolio, the Trustee shall, within five days thereafter, notify all Holders of the sale of the Security eliminated and the acquisition of the Replacement Security. If Replacement Securities are not acquired, the Sponsors will, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, plus the attributable Cost of Securities to Fund listed under Portfolio in Part A, plus income attributable to the Failed Security.

     The Indenture also authorizes the Sponsors to increase the size and number of Units of the Fund by the deposit of Additional Securities, contracts to purchase Additional Securities or cash or a letter of credit with instructions to purchase Additional Securities in exchange for the corresponding number of additional Units subsequent to the Initial Date of Deposit, provided that the original proportionate relationship among the number of shares of each Stock and of any Other Fund Units established on the Initial Date of Deposit (the 'Original Proportionate Relationship') is maintained to the extent practicable, except that for SECOND EXHANGE SERIES--AT&T SHARES, deposits of additional Securities must replicate exactly the proportionate relationship among the Securities existing at the end of the initial 90-day period subsequent to the Initial Date of Deposit.

     With respect to deposits of Additional Securities (or cash or a letter of credit with instructions to purchase Additional Securities), in connection with creating additional Units of the Fund, the Sponsors may specify the minimum numbers in which Additional Securities will be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most under-represented immediately before the deposit when compared to the Original Proportionate Relationship. If Securities of an issue originally deposited are unavailable at the time of subsequent deposit, or cannot be purchased at reasonable prices or their purchase is prohibited or restricted by law, regulation or policies applicable to the Fund or any of the Sponsors, the Sponsors may (1) deposit cash or a letter of credit with instructions to purchase the Security when practicable, or (2) deposit (or instruct the Trustee to purchase) either Securities of one or more other issues originally deposited or a Replacement Security that satisfies the conditions for Replacement Securities set forth above.

REPORTS TO HOLDERS

     With each distribution, the Trustee will furnish Holders with a statement of the amounts of income and the amounts of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. After the end of each calendar year and following the termination of the Fund, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record, a statement (i) summarizing transactions for that year in the Income and Capital Accounts, (ii) identifying Securities sold and purchased during the year and listing Securities held and the number of Units outstanding at the end of that calendar year, (iii) stating the Redemption Price per Unit based upon the computation thereof made at the end of that calendar year and
(iv) specifying the amounts distributed during that calendar year from the Income and Capital Accounts. The accounts of the Fund shall be audited at least annually by independent certified public accountants designated by the Sponsors and the report of the accountants shall be furnished by the Trustee to Holders upon request.

CERTIFICATES

     Certain of the Sponsors may collect additional charges for registering and shipping certificates to purchasers. These Certificates are transferable or interchangeable upon presentation at the office of the Trustee, with a payment of $2.00 if required by the Trustee (or other amounts specified by the Trustee and approved by the Sponsors) for each new Certificate and any sums payable for taxes or other governmental charges imposed upon the transaction and compliance with the formalities necessary to redeem Certificates (see Redemption). Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred.

TRUST INDENTURE

     This Series (the 'Fund' or 'Trust') of Defined Asset Funds--Equity Income Fund is a 'unit investment trust' created under New York law (or under Massachusetts law for First through Fourth Series of Utility

Common Stock Series) by a Trust Indenture (the 'Indenture') among the Sponsors and the Trustee. To the extent that references in this Prospectus are to articles and sections of the Indenture, which are hereby incorporated by reference, the statements made herein are qualified in their entirety by this reference.

     The Sponsors and Trustee may amend the Indenture, without the consent of the Holders, (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (b) to change any provision thereof as may be required by the SEC or any successor governmental agency, (c) to add or change any provision as may be necessary or advisable for the continuing qualification of a Fund as a regulated investment company under the Code or (d) to make any other provisions which do not materially adversely affect the interest of the Holders (as determined in good faith by the Sponsors). The Indenture may also be amended in any respect by the Sponsors and the Trustee, or any of the provisions thereof may be waived, with the consent of the Holders of 51% of the Units, provided that none of these amendments or waivers will reduce the interest in the Fund of any Holder without the consent of the Holder or reduce the percentage of Units required to consent to any of these amendments or waivers without the consent of all Holders (Section 10.01).

TERMINATION--UTILITY STOCK SERIES, INCOME GROWTH FUND, S&P INDEX TRUSTS AND SECOND EXCHANGE SERIES-- AT&T SHARES

     The Indenture will terminate upon the sale, or other disposition of the last Security held thereunder but in no event is it to continue beyond the mandatory termination date set forth under Investment Summary in Part A. The Indenture may be terminated by the Sponsors if the value of the Fund is less than the minimum value set forth under Investment Summary in Part A, and may be terminated at any time by Holders of 51% of the Units. The Trustee will deliver written notice of any termination to each Holder within a reasonable period of time prior to the termination, specifying the times at which the Holders may surrender their Certificates for cancellation. Within a reasonable period of time after the termination, the Trustee must sell all of the Securities then held and distribute to each Holder, upon surrender for cancellation of his Certificates and after deductions for accrued but unpaid fees, taxes and governmental and other charges, the Holder's interest in the Income and Capital Accounts. This distribution will normally be made by mailing a check in the amount of each Holder's interest in these accounts to the address of the Holder appearing on the record books of the Trustee.

TERMINATION--CONCEPT SERIES

     No later than the date specified under Liquidation Period under Investment Summary in Part A the Trustee will begin to sell all of the underlying Securities on behalf of Holders in connection with the termination of the Fund. The Sponsor has agreed to perform these sales for the Trustee. The sale proceeds will be net of any incidental expenses involved in the sales.

     The Sponsor will attempt to sell the Securities as quickly as it can during the Liquidation Period without in its judgment materially adversely affecting the market price of the Securities, but it is expected that all of the Securities will in any event be disposed of by the end of the Liquidation Period. The Sponsor does not anticipate that the period will be longer than one month, and it could be as short as one day, depending on the liquidity of the Securities being sold. The liquidity of any Security depends on the daily trading volume of the Security and the amount that the Sponsor has available for sale on any particular day.

     It is expected (but not required) that the Sponsor will generally follow the following guidelines in selling the Securities: for highly liquid Securities, the Sponsor will generally sell Securities on the first day of the Liquidation Period; for less liquid Securities, on each of the first two days of the Liquidation Period, the Sponsor will generally sell any amount of any underlying Securities at a price no less than 1/2 of one point under the last closing sale price of those Securities. Thereafter, the price limit will increase to one point under the last closing sale price. After four days, the Sponsor currently intends to sell at least a fraction of the remaining underlying Securities, the numerator of which is one and the denominator of which is the total number of days remaining (including that day) in the Liquidation Period without any price restrictions. Of course, no assurances can be given that the market value of the Securities will not be adversely affected during the Liquidation Period.

     The Fund might reduce to the Minimum Value of Fund listed under Investment Summary in Part A because of the lesser number of Units in the Fund, and possibly also due to a value reduction, however temporary, in Units caused by the Sponsor's sales of Securities (see ~Investment Summary--Termination); if so, the Sponsor could then choose to liquidate the Fund without the consent of the remaining Holders. (See Fund Structure.)

     The Indenture will terminate upon the sale or other disposition of the last Security held thereunder but in no event is it to continue beyond the mandatory termination date set forth under Investment Summary in Part A. The Indenture may be terminated by the Sponsor if the value of the Fund is less than the minimum value set forth under Investment Summary in Part A, and may be terminated at any time by Holders of 51% of the Units. The Trustee will deliver written notice of any termination to each Holder within a reasonable period of time prior to the termination, specifying the times at which the Holders may surrender their Certificates for cancellation. Within a reasonable period of time after the termination, the Trustee must sell all of the Securities then held and distribute to each Holder, upon surrender for cancellation of his Certificates and after deductions for accrued but unpaid fees, taxes and governmental and other charges, the Holder's interest in the Income and Capital Accounts (Section 9.01). This distribution will normally be made by mailing a check in the amount of each Holder's interest in these accounts to the address of the Holder appearing on the record books of the Trustee.

RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY

     The Trustee may resign upon notice to the Sponsors; it may be removed upon the direction of the Holders of 51% of the Units at any time or by the Sponsors without the consent of any of the Holders if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or if the Sponsors determine in good faith that replacement of the Trustee is in the best interests of the Holders. The resignation or removal shall become effective upon the acceptance of appointment by the successor. In case of resignation or removal the Sponsors are to use their best efforts to appoint a successor promptly and if upon resignation of the Trustee no successor has accepted appointment within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor.

     Any Sponsor may resign if one remaining Sponsor maintains a net worth of $2,000,000 and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it shall fail to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC, or (b) terminate the Indenture and liquidate the Fund or (c) continue to act as Trustee without terminating the Indenture. The Sponsors and the Trustee are not liable to any other party (including Holders) for any act or omission in the conduct of their responsibilities absent willful misfeasance, bad faith, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

TRUSTEE

     The Trustee of the Fund is named on the back cover of this Prospectus and is one of the following: The Bank of New York, a New York banking corporation with its Unit Investment Trust Department at 101 Barclay Street, New York, New York 10286 (which is subject to supervision by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation ('FDIC') and the Board of Governors of the Federal Reserve System ('Federal Reserve')); Bankers Trust Company, a New York banking corporation with its corporate trust office at Four Albany Street, 7th Floor, New York, New York 10015 (which is subject to supervision by the New York Superintendent of Banks, the FDIC and the Federal Reserve); The Chase Manhattan Bank, N.A., a national banking association with its corporate trust office at 1 Chase Manhattan Plaza--3B, New York, New York 10005 (which is subject to supervision by the Comptroller of the Currency, the FDIC and the Federal Reserve); or (acting as Co-Trustees) Investors Bank & Trust Company, a Massachusetts trust company with its unit investment trust servicing group at One Lincoln Plaza, Boston, Massachusetts 02111 (which is subject to supervision by the Massachusetts Commissioner of Banks, the FDIC and the Federal Reserve) and The First National Bank of Chicago, a national banking association with its corporate trust office at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126 (which is subject to supervision by the Comptroller of the Currency, the FDIC and the Federal Reserve). Unless otherwise indicated, when Investors Bank & Trust Company and The First National Bank of Chicago act as Co-Trustees to the Fund, references to the Trustee in this prospectus shall be deemed to refer to the Co-Trustees.

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors. Emmet, Marvin & Martin, 48 Wall Street, New York, New York 10005, act as counsel for The Bank of New York, as Trustee. Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts 02110, act as counsel for The First National Bank of Chicago and Investors Bank & Trust Company, as Co-Trustees. Hawkins Delafield & Wood, 67 Wall Street, New York, New York 10005, act as counsel for Bankers Trust Company, as Trustee.

AUDITORS

     The Statement of Condition, including the Portfolio of the Fund, included herein has been audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion appearing herein and has been so included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

SPONSORS

     The Sponsors of this Fund are listed on the cover of Part A. Each Sponsor is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business, and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Merrill Lynch, Pierce, Fenner and Smith Inc. and Merrill Lynch Asset Management, a Delaware corporation, each of which is a subsidiary of Merrill Lynch & Co., Inc., are engaged in the investment advisory business. Smith Barney Inc., an investment banking and securities broker-dealer firm, is an indirect wholly-owned subsidiary of The Travelers Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, is engaged in the investment advisory business. Dean Witter Reynolds Inc., a principal operating subsidiary of Dean Witter, Discover & Co., is engaged in the investment advisory business. PaineWebber Incorporated is engaged in the investment advisory business and is a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     The Sponsors intend to continue to qualify Units for sale in all states in the U.S. in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession in the amount specified in the table above, but the Agent for the Sponsors reserves the right to change the amount of the concession to dealers and the concession to introducing dealers from time to time. Any dealer or introducing dealer may reallow a concession not in excess of the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     On each subsequent deposit of Securities with respect to the sale of additional Units to the public the Sponsors may realize a profit or loss which will be the difference between the cost of the Securities to the Fund and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, any Sponsor or Underwriter may realize profits or sustain losses in respect of Securities deposited in the Fund which were acquired by the Sponsor or Underwriter from underwriting syndicates of which the Sponsor or Underwriter was a member. To the extent additional Units continue to be offered for sale to the public, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations in the aggregate value of the Securities and hence in the Public Offering Price of the Units (see Investment Summary in Part A). Cash, if any, made available by buyers of Units to the Sponsors prior to the settlement date for purchase of Units may be used in the Sponsors' businesses subject to the limitations of Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors. The Sponsors also receive an annual fee up to the amount set forth under Investment Summary in Part A to cover the costs of providing administrative and other services to the Fund (see Expenses and Charges--Fees). In maintaining a market for the Units (see Market for Units), the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units (based on the aggregate value of the Securities) and the prices at which they resell these Units (which includes the sales charge) or the prices at which they redeem the Units (based on the aggregate value of the Securities), as the case may be.

DEFINED ASSET FUNDS

     Each Sponsor (or a predecessor) has acted as Sponsor of various series of unit investment trusts now known as Defined Asset Funds. A subsidiary of Merrill Lynch, Pierce, Fenner & Smith Incorporated succeeded in 1970 to the business of Goodbody & Co., which had been a co-Sponsor of Defined Asset Funds since 1964. That subsidiary resigned as Sponsor of each of the Goodbody series in 1971. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been co-Sponsor and the Agent for the Sponsors of each series of Defined Asset Funds created since 1971. Shearson Lehman Brothers Inc. ('Shearson') and certain of its predecessor were underwriters beginning in 1962 and co-Sponsors from 1965 to 1967 and from 1980 to 1993 of various Defined Asset Funds.

As a result of the acquisition of certain of Shearson's assets by Smith Barney, Harris Upham & Co. Incorporated and Primerica Corporation (now The Travelers Inc.), Smith Barney Inc. now serves as co-Sponsor of various Defined Asset Funds. Prudential Securities Incorporated and its predecessors have been underwriters of Defined Asset Funds since 1961 and co-Sponsors since 1964, in which year its predecessor became successor co-Sponsor to the original Sponsor. Dean Witter Reynolds Inc. and its predecessors have been underwriters of various Defined Asset Funds since 1964 and co-Sponsors since 1974. PaineWebber Incorporated and its predecessor have co-Sponsored certain Defined Asset Funds since 1983.

     The Sponsors have maintained secondary markets in Defined Asset Funds for over 20 years. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds offers an array of investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or a nest egg for retirement, or attractive, regular current income consistent with relative protection of capital. There are Defined Funds to meet the needs of just about any investor. Unit invesment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources, capital or time to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity offered by Defined Funds. Sometimes it takes a combination of Defined Funds to to meet an investor's objectives.

     One of the most important investment decisions an investor faces may be how to allocate his investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income as well as growth potential, offering some protection against inflation.

     The following chart shows the average annual compounded rate of return of selected asset classes over the 10-year and 20-year periods ending December 31, 1993, compared to the rate of inflation over the same periods. Of course, this chart represents past performance of these investment categories and is no guarantee of future results either of these categories or of any Defined Fund. Defined Funds also have sales charges and expenses, which are not reflected in the chart.

          Stocks (S&P 500)
          20 yr                                       12.76%
          10 yr                                                 14.94%
          Small-company stocks
          20 yr                                                         18.82%
          10 yr                             9.96%
          Long-term corporate bonds
          20 yr                            10.16%
          10 yr                                             14.00%
          U.S. Treasury bills (short-term)
          20 yr                  7.49%
          10 yr              6.35%
          Consumer Price Index
          20 yr           5.92%
          10 yr  3.73%
          0           2           4           6           8           10
      12          14          16          18           20%


                              Source: Ibbotson Associates (Chicago).
Used with permission. All rights reserved.

     Instead of having to select individual securities on their own, purchasers of Defined Funds benefit from the expertise of Defined Asset Funds' experienced buyers and research analysts. In addition, they gain the advantage of diversification by investing in Units of a Defined Fund holding securities of several different issuers. Such diversification can reduce risk, but does not eliminate it. While the portfolio of a managed fund, such as a mutual fund, continually changes, defined bond funds offer a defined portfolio and a schedule of income distributions identified in the prospectus. Investors know, generally, when they buy, the issuers, maturities, call dates and ratings of the securities in the portfolio. Of course, the portfolio may change somewhat over time as additional securities are deposited, as securities mature or are called or redeemed or as they are sold to meet redemptions and in certain other limited circumstances. Investors buy bonds for dependability--they know what they can expect to earn and that principle is distributed as the bonds mature. Investors also know at the time of purchase their estimated income and current and long-term returns, subject to credit and market risks and to changes in the portfolio or the fund's expenses.

     Defined Asset Funds offers a variety of fund types. The tax exemption of municipal securities, which makes them attractive to high-bracket taxpayers, is offered by Defined Municipal Investment Trust Funds. Municipal Defined Funds offer a simple and convenient way for investors to earn monthly income free from regular Federal income tax. Defined Municipal Investment Trust Funds have provided investors with tax-free income for more than 30 years. Defined Corporate Income Funds, with higher current returns than municipal or government funds, are suitable for Individual Retirement Accounts and other tax-advantaged accounts and provide monthly income. Defined Government Securities Income Funds provide a way to participate in markets for U.S.

government securities while earning an attractive current return. Defined International Bond Funds, invested in bonds payable in foreign currencies, offer the potential to profit from changes in currency values and possibly from interest rates higher than paid on comparable U.S. bonds, but investors incur a higher risk for these potentially greater returns. Historically, stocks have offered growth of capital, and thus some protection against inflation, over the long term. Defined Equity Income Funds offer participation in the stock market, providing current income as well as the possibility of capital appreciation. The S&P Index Trusts offer a convenient and inexpensive way to participate in broad market movements. Concept Series seek to capitalize on selected anticipated economic, political or business trends. Utility Stock Series, consisting of stocks of issuers with established reputations for regular cash dividends, seek to benefit from dividend increases. Select Ten Portfolios seek total return by investing for one year in the ten highest yielding stocks on a designated stock index.

EXCHANGE OPTION

     Holders may exchange Units (except of Short Intermediate Series) at a reduced sales charge for units of one or more series of the types listed in Appendix B ('Exchange Funds'). This includes the current maximum sales charge and exchange fee for each type of Exchange Fund. (If units held less than five months are exchanged for a series with a higher regular sales charge, the Holder will pay the difference between the sales charges paid on the units exchanged and the regular sales charge for the units acquired, if greater than the exchange fee.)

      The current return from taxable fixed income securities is normally higher than that available from tax exempt fixed income securities. Certain of the Exchange Funds do not provide for periodic payments of interest and are best suited for purchase by IRA's, Keogh plans, pension funds or other tax-deferred retirement plans. Consequently, some of the Exchange Funds may be inappropriate investments for some Holders. Appendix B lists certain characteristics of each type of Exchange Fund which a Holder should consider in determining whether it would be an appropriate investment and therefore an appropriate exchange for Units of the Fund.

     Holders of Exchange Funds can similarly exchange units of those funds for Units of the Fund. However, units of series offered at a maximum applicable sales charge below 3.50% of the public offering price (including certain series of Exchange Funds listed in Appendix B) are not eligible for exchange except that Holders may exchange Units of the Fund for Freddie Mac or Select Ten Series during their initial offering periods. Holders of other registered unit investment trusts originally offered at a maximum applicable sales charge of at least 3.0% ('Conversion Trusts') may similarly acquire Units at the exchange fee.

     To make an exchange, a Holder should contact his financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. The Holder may only acquire units of an Exchange Fund in which the Sponsors maintain a secondary market and which are lawfully available for sale in the state where the Holder resides. Except for the sales charge, an exchange is like any other purchase and sale of units in the secondary market. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; Holders should consult their own tax advisers. If the proceeds of units exchanged is insufficient to acquire a whole number of Exchange Fund units, the Holder may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated by the Sponsors at any time, without notice to Holders.

                                   APPENDIX A
                     SECONDARY MARKET SALES CHARGE SCHEDULE
                             EFFECTIVE SALES CHARGE

                                                      SALES CHARGE
                                       (GROSS UNDERWRITING PROFIT)

                                     ----------------------------------
                                      AS PERCENT OF       AS PERCENT OF  DEALER CONCESSION AS
                                     PUBLIC OFFERING       NET AMOUNT    PERCENT OF PUBLIC
AMOUNT PURCHASED                              PRICE          INVESTED     OFFERING PRICE
-----------------------------------  -------------------  -------------  ---------------------

                                    UTILITY STOCK SERIES:
Less than $250,000.................            4.50%            4.712%             2.925%
$250,000 - $499,999................            3.75             3.359              2.133
$500,000 - $749,999................            2.50             2.564              1.300
$750,000 - $999,999................            2.00             2.041              1.300

$1,000,000 or more.................            1.50             1.523              0.975

                             CONCEPT SERIES: NATURAL GAS TRUST 2:
Less than $25,000..................            4.00%            4.167%             2.600%
$25,000 - $49,999..................            3.50             3.627              2.275
$50,000 - $74,999..................            3.00             3.093              1.950
$75,000 or more....................            2.50             2.564              1.625

           CONCEPT SERIES: FOOD FUND, NORTHWEST TRUST, TELECOMMUNICATIONS TRUST 1:

     The sales charge for Units of these Trusts is 2.00% (2.041% of net amount invested). There is no reduction for quantity purchases of Units.

                      CONCEPT SERIES: ECOLOGICAL TRUST 1:

     The sales charge for Units of this Trust is 1.00% (1.010% of net amount invested). There is no reduction for quantity purchases of Units.



       S&P 500 INDEX (FIRST MONTHLY PAYMENT SERIES), S&P 500 TRUST 2, S&P MIDCAP TRUST:

Less than $25,000..................            2.25%            2.302%             1.463%
$25,000 - $49,999..................            2.00             2.041              1.300
$50,000 - $74,999..................            1.75             1.781              1.138
$75,000 - $99,999..................            1.50             1.523              0.975
$100,000 - $249,999................            1.25             1.266              0.813
$250,000 or more...................            1.00             1.010              0.650

SECOND EXCHANGE SERIES--AT&T SHARES: THE SALES CHARGE IS WAIVED ON UNITS OF THIS
                                      FUND

                        INCOME GROWTH FUND 1993 SERIES:

     The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.50% of the Public Offering Price or 5.820% of the aggregate value of Securities, although these percentages will vary should Units be purchased at a public offering price other than that set forth on page A-3. For example, a Holder who acquires Units for $1,050 (including an initial sales charge of $15.75) and who holds the Units until the termination of the Fund will pay a total sales charge of $55.75 or 5.31% of the acquisition price on those Units. At an acquisition price of $950 (including an initial sales charge of $14.25), the Holder would pay a total sales charge of $54.25 or 5.71% of the acquisition price. The initial portion of the sales charge is equal to 1.50% of the Public Offering Price (1.523% of the aggregate value of Securities) and the deferred portion of the sales charge is $10.00 per 1,000 Units payable by the Fund on behalf of the Holders out of net asset value of the Fund on each Deferred Charge Payment Date through 1997. If a Holder sells or redeems

Units before a Deferred Charge Payment Date, no future deferred sales charges will be collected from that Holder; this will have the effect of reducing the rate of sales charge.

                       CONCEPT SERIES: TELE-GLOBAL TRUST:

     The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.35% of the Public Offering Price or 5.501% of the net asset value of the Fund over its expected four-year life. The initial portion of the sales charge is equal to 2.75% of the Public Offering Price (2.828%) of the net amount invested in the Securities) and the deferred portion of the sales charge is $1.625 per 1,000 Units ($6.50 per year) payable by the Fund on behalf of the Holders out of net asset value of the Fund on each quarterly Deferred Charge Payment Date until the Fund terminates. If a Holder sells or redeems Units before a Deferred Charge Payment Date, all future deductions of deferred sales charges with respect to such Holder will be waived; this will have the effect of reducing the rate of sales charge as to such Holder.

     The initial portion of the sales charge is reduced on a graduated scale for sales to any purchaser of at least $250,000 of Units and will be applied on whichever basis is more favorable to the purchaser.

                                                      SALES CHARGE
                                       (GROSS UNDERWRITING PROFIT)
                                     ----------------------------------
                                      AS PERCENT OF       AS PERCENT OF          MAXIMUM
                                     PUBLIC OFFERING       NET AMOUNT    DOLLAR AMOUNT DEFERRED
AMOUNT PURCHASED                              PRICE          INVESTED        PER 1,000 UNITS
-----------------------------------  -------------------  -------------  -----------------------
Less than $250,000.................            2.75%            2.828%          $ 26.00
$250,000 - $499,999................            2.25             2.302             26.00
$500,000 - $749,999................            1.75             1.781             26.00
$750,000 - $999,999................            1.25             1.266             26.00
$1,000,000 or more.................            1.00             1.010             26.00

                                   APPENDIX B
                                 EXCHANGE FUNDS


                                                                 REDUCED
                                              MAXIMUM          SALES CHARGE
                NAME OF                    APPLICABLE         FOR SECONDARY                           INVESTMENT
             EXCHANGE FUND               SALES CHARGE(A)        MARKET(B)                          CHARACTERISTICS
---------------------------------------  ---------------  ----------------------  --------------------------------------------------
DEFINED ASSET FUNDS-- MUNICIPAL
 INVESTMENT TRUST FUND
    Monthly Payment, State and                   5.50%(c) $15 per unit            long-term, fixed rate, tax-exempt income
      Multistate Series
    Intermediate Term Series                     4.50%(c) $15 per unit            intermediate-term, fixed rate, tax-exempt income
    Insured Series                               5.50%(c) $15 per unit            long-term, fixed rate, tax-exempt income,
                                                                                  underlying securities insured by insurance
                                                                                  companies
    AMT Monthly Payment Series                   5.50%(c) $15 per unit            long-term, fixed rate, income exempt from regular
                                                                                  federal income tax but partially subject to AMT
DEFINED ASSET FUNDS-- MUNICIPAL INCOME
  FUND
    Insured Discount Series                      5.50%(c) $15 per unit            long-term, fixed rate, insured, tax-exempt current
                                                                                  income, taxable capital gains
DEFINED ASSET FUNDS-- INTERNATIONAL
  BOND FUND
    Multi-Currency Series                        3.75%    $15 per unit            intermediate-term, fixed rate, payable in foreign
                                                                                  currencies, taxable income
    Australian and New Zealand Dollar            3.75%    $15 per unit            intermediate-term, fixed rate, payable in
      Bond Series                                                                 Australian and New Zealand dollars, taxable income
    Australian Dollar Bonds Series               3.75%    $15 per unit            intermediate-term, fixed rate, payable in
                                                                                  Australian dollars, taxable income
    Canadian Dollar Bonds Series                 3.75%    $15 per unit            short intermediate-term, fixed rate, payable in
                                                                                  Canadian dollars, taxable income

DEFINED ASSET FUNDS-- CORPORATE INCOME
  FUND
    Monthly Payment Series                       5.50%    $15 per unit            long-term, fixed rate, taxable income
    Intermediate Term Series                     4.75%    $15 per unit            intermediate-term, fixed rate, taxable income
    Cash or Accretion Bond Series and            3.50%    $15 per 1,000 units     intermediate-term, fixed rate, underlying
      SELECT Series                                                               securities are collateralized compound interest
                                                                                  obligations, taxable income, appropriate for IRA's
                                                                                  or tax-deferred retirement plans
    Insured Series                               5.50%    $15 per unit            long-term, fixed rate, taxable income, underlying
                                                                                  securities are insured
DEFINED ASSET FUNDS-- GOVERNMENT
  SECURITIES INCOME FUND
    GNMA Series (other than those                4.25%    $15 per unit            long-term, fixed rate, taxable income, underlying
      below)                                                                      securities backed by the full faith and credit of
                                                                                  the United States
    GNMA Series E or other GNMA Series           4.25%    $15 per 1,000 units     long-term, fixed rate, taxable income, underlying
      having units with an initial face                                           securities backed by the full faith and credit of
      value of $1.00                                                              the United States, appropriate for IRA's or
                                                                                  tax-deferred retirement plans
    Freddie Mac Series                           3.75%    $15 per 1,000 units     intermediate term, fixed rate, taxable income,
                                                                                  underlying securities are backed by Federal Home
                                                                                  Loan Mortgage Corporation but not by U.S.
                                                                                  Government.

---------------
(a) As described in the prospectuses relating to certain Exchange Funds, this sales charge for secondary market sales may be reduced on a graduated scale in the case of quantity purchases.

(b) The reduced sales charge for Units acquired during their initial offering period is: $20 per unit for Series for which the Reduced Sales Charge for Secondary Market (above) is $15 per unit; $20 per 100 units for Series for which the Reduced Sales Charge for Secondary Market (above) is $15 per 100 units and $20 per 1,000 units for Series for which the Reduced Sales Charge for Secondary Market is $15 per 1,000 unit.

(c) Subject to reduction depending on the maturities of the underlying
    Securities.

(d) The reduced sales charge for the Sixth Utility Common Stock Series of Equity Income Fund is $15 per 2,000 units and for prior Utility Common Stock Series is $7.50 per unit.


                                                                 REDUCED
                                              MAXIMUM          SALES CHARGE
                NAME OF                    APPLICABLE         FOR SECONDARY                           INVESTMENT
             EXCHANGE FUND               SALES CHARGE(A)        MARKET(B)                          CHARACTERISTICS
---------------------------------------  ---------------  ----------------------  --------------------------------------------------
DEFINED ASSET FUNDS--EQUITY INCOME FUND
    Utility Common Stock Series                  4.50%    $15 per 1,000 units(d)  dividends, taxable income, underlying securities are common stocks of public utilities
    Concept Series                               4.00%    $15 per 100 units       underlying securities constitute a professionally
                                                                                  selected portfolio of common stocks consistent
                                                                                  with an investment idea or concept
    Select Ten Portfolios (domestic and          2.75%    $17.50 per 1,000 units  10 highest dividend yielding stocks in a
      international)                                                              designated stock index; seeks higher total return
                                                                                  than that stock index; terminates after one year

                                                                    14101--11/94

                             Def ined
                             Asset FundsSM


SPONSORS:                          EQUITY INCOME FUND
Merrill Lynch,                     UTILITY STOCK SERIES--10
Pierce, Fenner & Smith IncorporatedPROSPECTUS PART A
Defined Asset Funds                This Prospectus does not contain all of the
P.O. Box 9051                      information with respect to the investment
Princeton, N.J. 08543-9051         company set forth in its registration
(609) 282-8500                     statement and exhibits relating thereto which
Smith Barney Inc.                  have been filed with the Securities and
Unit Trust Department              Exchange Commission, Washington, D.C. under
388 Greenwich Street--23rd Floor   the Securities Act of 1933 and the Investment
New York, NY 10013                 Company Act of 1940, and to which reference
1-800-223-2532                     is hereby made.
Prudential Securities Incorporated ------------------------------
One Seaport Plaza                  No person is authorized to give any
199 Water Street                   information or to make any representations
New York, N.Y. 10292               with respect to this investment company not
(212) 776-1000                     contained in its registration statement and
Dean Witter Reynolds Inc.          exhibits relating thereto; and any
Two World Trade Center--59th Floor information or representation not contained
New York, N.Y. 10048               therein must not be relied upon as having
(212) 392-2222                     been authorized. This Prospectus shall not
PaineWebber Incorporated           constitute an offer to sell or the
1200 Harbor Blvd.                  solicitation of an offer to buy nor shall
Weehawken, N.J. 07087              there be any sale of these securities in any
(201) 902-3000                     State in which such offer solicitation or
TRUSTEE:                           sale would be unlawful prior to registration
The Bank of New York               or qualification under the securities laws of
(a New York Banking Corporation)   any such State.
Box 974--Wall Street Station
New York, N.Y. 10268-0974
1-800-221-7771


                                                     11831--12/95

                    DEFINED ASSET FUNDS--EQUITY INCOME FUND
                       CONTENTS OF REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet of Form S-6.

     The cross-reference sheet (incorporated by reference to the Cross-Reference Sheet of the Registration Statement of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

     The Prospectus.

     The Signatures.

The following exhibit:

     1.1.1--Form of Standard Terms and Conditions of Trust Effective as of
            October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund, Multi-state Series--48, 1933 Act File No. 33-50247).

     5.1  --Consent of independent accountants.

     9.1 --Information Supplement (incorporated by reference to Exhibit 9.1 to the Registration Statement of Equity Income Fund, Blue Chip Stock Series 3, 1933 Act File No. 33-61155).

                    DEFINED ASSET FUNDS--EQUITY INCOME FUND
                            UTILITY STOCK SERIES--10

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, DEFINED ASSET FUNDS--EQUITY INCOME FUND, UTILITY STOCK SERIES--10 (A UNIT INVESTMENT TRUST), CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 22ND DAY OF NOVEMBER, 1995.

             SIGNATURES APPEAR ON PAGES R-3, R-4, R-5, R-6 AND R-7.

     A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Executive Committee of the Board of Directors of PaineWebber Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Merrill Lynch, Pierce,            have been filed
  Fenner & Smith Incorporated:                                under
                                                              Form SE and the
                                                              following 1933 Act
                                                              File
                                                              Number: 33-43466
                                                              and 33-51607


      HERBERT M. ALLISON, JR.
      BARRY S. FREIDBERG
      EDWARD L. GOLDBERG
      STEPHEN L. HAMMERMAN
      JEROME P. KENNEY
      DAVID H. KOMANSKY
      DANIEL T. NAPOLI
      THOMAS H. PATRICK
      JOHN L. STEFFENS
      DANIEL P. TULLY
      ROGER M. VASEY
      ARTHUR H. ZEIKEL
      By
       ERNEST V. FABIO
       (As authorized signatory for Merrill Lynch, Pierce,
       Fenner & Smith Incorporated and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Prudential Securities             have been filed
  Incorporated:                                               under Form SE and
                                                              the following 1933
                                                              Act File Number:
                                                              33-41631


      ALAN D. HOGAN
      GEORGE A. MURRAY
      LELAND B. PATON
      HARDWICK SIMMONS
      By
       WILLIAM W. HUESTIS
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                               SMITH BARNEY INC.
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Smith Barney Inc.:                have been filed
                                                              under the 1933 Act
                                                              File Number:
                                                              33-49753 and
                                                              33-51607


      STEVEN D. BLACK
      JAMES BOSHART III
      ROBERT A. CASE
      JAMES DIMON
      ROBERT DRUSKIN
      ROBERT F. GREENHILL
      JEFFREY LANE
      JACK L. RIVKIN

      By GINA LEMON
       (As authorized signatory for
       Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Number: 33-17085
  Reynolds Inc.:


      NANCY DONOVAN
      CHARLES A. FIUMEFREDDO
      JAMES F. HIGGINS
      STEPHEN R. MILLER
      PHILIP J. PURCELL
      THOMAS C. SCHNEIDER
      WILLIAM B. SMITH
      By
       MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under
  the Executive Committee of the Board      the following 1933 Act File
  of Directors of PaineWebber               Number: 33-55073
  Incorporated:


      JOSEPH J. GRANO, JR.
      DONALD B. MARRON
      By
       ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)